UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2014

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity*
International Tax-Managed Equity*

*Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.

Goldman Sachs Tax-Advantaged Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	U.S. TAX-MANAGED EQUITY

■	INTERNATIONAL TAX-MANAGED EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process — Equity Dividend and Premium Funds	5

Portfolio Management Discussions and Performance Summaries — Equity Dividend and Premium Funds	6

Investment Process — Global Tax-Managed Funds	18

Portfolio Management Discussions and Performance Summaries — Global Tax-Managed Funds	19

Schedules of Investments	34

Financial Statements	56

Financial Highlights	60

Notes to the Financial Statements	68

Report of Independent Registered Accounting Firm	87

Other Information	88

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

Goldman Sachs does not provide legal, tax or accounting advice. Goldman Sachs clients should obtain independent tax advice based on their particular situation.

The Goldman Sachs U.S. Tax-Managed Equity Fund (formerly, Structured Tax-Managed Equity Fund) invests in equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

The Goldman Sachs International Tax-Managed Equity Fund (formerly, Structured International Tax-Managed Equity Fund) invests primarily in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

Goldman Sachs does not provide legal, tax or accounting advice. Goldman Sachs clients should obtain independent tax advice based on their particular situation.

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds

Market Review

During the 12 months ended December 31, 2014 (the “Reporting Period”), U.S. equities recorded strong gains, while international equities retreated.

In the U.S., the economic recovery accelerated through the Reporting Period, particularly compared to other major developed markets, which helped fuel U.S. corporate earnings growth and strong U.S. equity returns. Furthermore, the decline in unemployment to 5.8% and lower energy prices gave new hope to the potential for a broader consumer recovery. In Europe and Japan, however, Gross Domestic Product (“GDP”) growth disappointed. Many observers anticipated further monetary policy easing from these regions’ respective central banks and concerns arose about the potential for deflation in Europe.

The U.S. dollar appreciated against most major currencies during the Reporting Period, notably reducing returns of non-U.S. equities expressed in U.S. dollars. The U.S. dollar’s strength was a direct reflection of divergence in developed markets economies that played out through the calendar year. Meanwhile, commodities and energy prices fell, led by a steep drop in the price of oil. The international Brent crude oil price tumbled from a high of $115 per barrel in June 2014 to approximately $57 per barrel at the end of December 2014. On the positive side, U.S. and international equities benefited from an increase in merger and acquisition activity, which rose toward its prior 2007 peak.

U.S. Equity Markets

U.S. equities, as represented by the S&P 500® Index, gained 13.69% during the Reporting Period. Nine of the ten sectors within the S&P 500® Index were up, with the utilities (+28.95%) and health care (+25.34%) sectors posting the largest gains in absolute terms. The information technology (+20.13%) sector was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap and mid-cap stocks, as measured by the Russell 1000® Index and the Russell Midcap® Index, respectively, gaining most and similarly to one another. Following at some distance were small-cap stocks, as measured by the Russell 2000® Index. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market, but growth-oriented stocks outperformed value-oriented stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

International Equities

International equities, as measured by the MSCI EAFE Index, returned -4.90% in U.S. dollar terms during the Reporting Period. Fourteen of the 21 countries in the MSCI EAFE Index were down, with Portugal (-36.53%) and Austria (-30.38%) recording the largest declines in absolute terms. Japan (-5.45%) was the largest detractor on the basis of impact, which takes both weightings and total returns into account.

MARKET REVIEW

Eight of the 10 sectors in the MSCI EAFE Index were down, with energy (-18.39%) and materials (-10.16%) losing the most ground. The financials sector (-5.74%) was the largest detractor on the basis of impact, which takes both weightings and total returns into account.

Looking Ahead

In the months ahead, we believe that less expensive stocks may outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

All sector and country returns quoted herein are based on cumulative total returns within the applicable index rather than the average annual total returns quoted for the indices themselves.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

■	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

■	The Funds utilize index call writing to seek to enhance their cash flow.

■	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index or MSCI EAFE Index, as applicable.

■	A fully invested, style-consistent portfolio.

■	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

There is no guarantee that these objectives will be met. Diversification does not protect an investor from market risk and does not ensure a profit.

[1]Dividends	are not guaranteed and a company’s future ability to pay dividends may be limited.

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the one-year period ended December 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 10.47%, 9.68%, 10.83% and 10.75%, respectively. These returns compare to the 13.69% average annual total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Barclays U.S. Aggregate Bond Index, the secondary benchmark, returned 5.97%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500® Index detracted from the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Security selection had a negative impact overall on the Fund’s relative performance. More specifically, the Fund was hurt by overweighted positions relative to the S&P 500® Index in energy, materials and utilities stocks and underweighted positions in financials, industrials and health care stocks. On the positive side, the Fund benefited from overweighted positions compared to the S&P 500® Index in telecommunication services and consumer discretionary stocks and underweighted positions in information technology and consumer staples stocks.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the S&P 500® Index appreciated, and thus the Fund’s call option writing detracted from performance.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been 19.51% compared to the realized volatility of the S&P 500® Index of 20.97%. During the Reporting Period, the realized daily volatility of the Fund was 9.74% compared to the realized volatility of the S&P 500® Index of 11.38%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 2.84% compared to 1.98% for the S&P 500® Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

1The realized daily volatility of the Fund quoted herein is gross of fees.

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hampered by its overweighted positions in Seadrill, a Bermuda-headquartered offshore drilling company; Ensco, a U.K.-based oil and gas services firm; and Transocean, a Switzerland-based offshore drilling contractor. The Fund was overweight all three stocks largely due to their attractive dividend yields. The Fund exited its position in Seadrill during the Reporting Period.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the S&P 500® Index, the Fund benefited from overweighted positions in Lockheed Martin Corp, a U.S.-based aerospace and defense company; Windstream Holdings, a U.S.-based voice and data network communications provider; and Eli Lilly, a U.S.-based pharmaceutical company. The Fund was overweight all three stocks largely due to their attractive dividend yields.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014– December 31, 2014	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]	Barclays U.S. Aggregate Bond Index[3]
Class A	10.47%	13.69%	5.97%
Class C	9.68	13.69	5.97
Institutional	10.83	13.69	5.97
Class IR	10.75	13.69	5.97

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage- backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/14	One Year	Five Years	Since Inception	Inception Date
Class A	4.35%	11.61%	6.15%	8/31/05
Class C	8.63	12.05	5.99	8/31/05
Institutional	10.83	13.32	7.21	8/31/05
Class IR	10.75	N/A	15.80	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.21%
Class C	1.94	1.96
Institutional	0.79	0.81
Class IR	0.94	0.96

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/14[6]
Class A Shares	One Year	Five Years	Since Inception (8/31/05)
Returns before taxes*	4.35%	11.61%	6.15%
Returns after taxes on distributions**	2.40	10.37	5.18
Returns after taxes on distributions*** and sale of Fund shares	3.05	9.14	4.88

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/14[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.6%	Technology Hardware & Equipment
Microsoft Corp.	2.4	Software & Services
General Electric Co.	2.0	Capital Goods
Johnson & Johnson	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Wells Fargo & Co.	1.8	Banks
JPMorgan Chase & Co.	1.7	Banks
Chevron Corp.	1.5	Energy
AT&T, Inc.	1.5	Telecommunication Services
Duke Energy Corp.	1.4	Utilities
Lockheed Martin Corp.	1.3	Capital Goods

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2014

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2014

The following graph shows the value as of December 31, 2014, of a $10,000 investment made on August 31, 2005 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Barclays U.S. Aggregate Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced August 31, 2005)
Excluding sales charges	10.47%	12.88%	6.79%
Including sales charges	4.35%	11.61%	6.15%

Class C (Commenced August 31, 2005)
Excluding contingent deferred sales charges	9.68%	12.05%	5.99%
Including contingent deferred sales charges	8.63%	12.05%	5.99%

Institutional (Commenced August 31, 2005)	10.83%	13.32%	7.21%

Class IR (Commenced August 31, 2010)	10.75%	N/A	15.80%

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the one-year period ended December 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -5.30%, -6.04%, -4.99% and -5.16%, respectively. These returns compare to the -4.90% average annual total return of the Fund’s primary benchmark, the MSCI EAFE Index (net, USD, unhedged). The Barclays Global Aggregate Bond Index, the secondary benchmark, returned 5.97%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection added modestly to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighted positions relative to the MSCI EAFE Index in industrials and telecommunication services stocks and from an underweighted position in information technology stocks. It was hurt by underweighted positions in health care and materials stocks and by an overweight in energy stocks.

The sale of index call options enhanced the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. However, given that the MSCI EAFE Index declined during the Reporting Period, the Fund’s call option writing contributed positively to performance.

Overall, call option writing tends to reduce volatility. However, since its inception, the realized daily volatility of the Fund has been 23.89% compared to the realized volatility of the MSCI EAFE Index of 21.61%.[1] During the Reporting Period, realized daily volatility of the Fund was 12.71% compared to the realized volatility of the MSCI EAFE Index of 12.68%.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 4.19% compared to 3.21% for the MSCI EAFE Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

1The realized daily volatility of the Fund quoted herein is gross of fees.

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the MSCI EAFE Index, the Fund benefited from overweighted positions relative to the MSCI EAFE Index in Belgacom, Belgium’s national public telecommunications company; RWE, a German electric, gas and water utility; and Orion, a Finnish pharmaceutical company. The Fund was overweight all three stocks largely due to their attractive dividend yields. The Fund exited its position in RWE during the Reporting Period.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	The Fund’s performance was hampered by its overweighted positions in Seadrill, a Bermuda-headquartered offshore drilling company, and Metcash, an Australian grocery wholesaler. The Fund was overweight both stocks because of their attractive dividend yields. It was also hurt by its underweight in Danish pharmaceutical company Novo- Nordisk. The Fund was underweight the stock largely due to its unattractive dividend yield relative to the MSCI EAFE Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

International Equity Dividend and Premium Fund

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014 December, 2014	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]	Barclays Global Aggregate Bond Index[3]
Class A	-5.30%	4.90%	5.97%
Class C	-6.04	4.90	5.97
Institutional	-4.99	4.90	5.97
Class IR	-5.16	4.90	5.97

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Barclays Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/14	One Year	Five Years	Since Inception	Inception Date
Class A	-10.56%	2.21%	-1.18%	1/31/08
Class C	-6.98	2.62	-1.29	1/31/08
Institutional	-4.99	3.83	-0.16	1/31/08
Class IR	-5.16	N/A	6.01	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.36%	1.36%
Class C	2.11	2.11
Institutional	0.96	0.96
Class IR	1.11	1.11

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/14[6]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	-10.56%	2.21%	-1.18%
Returns after taxes on distributions**	-12.40	1.22	-1.89
Returns after taxes on distributions*** and sale of Fund shares	-5.48	1.89	-0.65

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/14[7]
Company	% of Net Assets	Line of Business
HSBC Holdings PLC	2.4%	Banks
Nestle SA (Registered)	2.3	Food, Beverage & Tobacco
Banco Santander SA	2.0	Banks
Novartis AG (Registered)	2.0	Pharmaceuticals, Biotechnology & Life Sciences
GlaxoSmithKline PLC ADR	1.7	Pharmaceuticals, Biotechnology & Life Sciences
Unilever NV CVA	1.5	Food, Beverage & Tobacco
National Australia Bank Ltd.	1.5	Banks
Daimler AG (Registered)	1.4	Automobiles & Components
Vodafone Group PLC ADR	1.3	Telecommunication Services
GDF Suez	1.2	Utilities

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2014

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2014

The following graph shows the value as of December 31, 2014, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmarks, the MSCI EAFE Index (net, USD, unhedged, with dividends reinvested) and the Barclays Global Aggregate Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	-5.30%	3.38%	-0.38%
Including sales charges	-10.56%	2.21%	-1.18%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	-6.04%	2.62%	-1.29%
Including contingent deferred sales charges	-6.98%	2.62%	-1.29%

Institutional (Commenced January 31, 2008)	-4.99%	3.83%	-0.16%

Class IR (Commenced August 31, 2010)	-5.16%	N/A	6.01%

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs U.S. Tax-Managed Equity Fund and International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while potentially capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Tax-Management Investment Process

The Goldman Sachs Global Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund, the investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■ Comprehensive	■ Extensive

■ Rigorous	■ Fundamental

■ Objective	■ Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

■	Benchmark driven

■	Sector and size neutral

■	Tax optimized

Tax optimization is an additional layer that is built into the existing investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■	A fully invested, style-consistent portfolio

■	Broad access to the total U.S. and international equity markets

■	A consistent goal of seeking to maximize after-tax risk-adjusted returns

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity Fund was renamed the Goldman Sachs U.S. Tax-Managed Equity Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the one-year period ended December 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 13.32%, 12.48%, 13.78%, 13.17% and 13.57%, respectively. These returns compare to the 12.56% average annual total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Our quantitative model and two of its six investment themes added to relative returns. There were no material detractors.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long-term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — Quality and Sentiment — added to the Fund’s relative returns. Quality seeks to assess both firm and management quality, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Momentum, Profitability and Valuation detracted from the Fund’s relative performance. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme assesses whether a company is earning more than its cost of capital. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, had a relatively neutral impact on Fund performance during the Reporting Period.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, our stock selection enhanced the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Stock choices in the industrials, energy and consumer staples sectors contributed most positively to the Fund’s relative returns during the Reporting Period. The Fund benefited from overweighted positions in Pilgrim’s Pride, a chicken products producer; American Airlines Group, an airlines holding company; and Micron Technology, a semiconductor maker. We adopted the overweight in Pilgrim’s Pride because of our positive views on Quality and Valuation. The overweight in American Airlines Group as a result of our positive views on Sentiment and Valuation, while we chose to overweight Micron Technology given our positive views on Profitability and Sentiment.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Security selection in the health care, financials and telecommunication services sectors detracted most from relative performance. The Fund was hurt by overweighted positions in Nu Skin Enterprises, a developer and distributor of anti-aging personal care products and nutritional supplements, and Realogy Holdings, a provider of real estate and relocation services. An underweight in Apple, which makes consumer electronics, computer software and personal computers, also dampened relative results. The Fund was overweight Nu Skin Enterprises as a result of our positive views on Quality and Profitability. We assumed the overweight in Realogy Holdings based on our positive views on Sentiment and Momentum. The Fund was underweight Apple because of our negative views on Momentum.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	In the first quarter of 2014, we implemented an enhancement within the small capitalization segment of the U.S. equity market. Based on our research, we adjusted our U.S. model to place more weight on fundamental factors, such as attractive valuations and high-quality earnings, compared to the large- and mid-capitalization segments of the market. Our research found that behavioral factors, such as positive sentiment and exposure to global themes and trends, allow us to seek more dynamic returns within more liquid segments of the market, including large- and mid-capitalization stocks. In addition, we made refinements to our transaction cost model, an important component of our portfolio construction process for all regions.

In the second quarter of 2014, we implemented an enhancement to our Sentiment theme, using natural language processing to analyze earnings call transcripts and research analyst reports every quarter. We read through the entirety of each company’s latest earnings call transcript, identifying key words and phrases that capture the underlying tone of the management team. We believe this provides us with better insight into management’s perception of their company. In addition, we enhanced our ability to identify groups of related companies within our global linkages theme. We read through hundreds of research analyst reports on a daily basis to identify groups of companies related to common trending investment topics in the market.

We made no changes to our quantitative model during the third calendar quarter. During the fourth quarter of 2014, we implemented an enhancement to our Valuation theme to evaluate energy companies’ reserves. Energy reserves are not capitalized on the balance sheet, so we believe reserve- based valuation metrics provide a more accurate picture of the intrinsic value of an energy company. In addition, we implemented an enhancement to our Sentiment theme through which we analyze short selling of stocks in order to gain a more comprehensive understanding of investor views about potential future price declines. We analyze more than 9,000 stocks on a daily basis to identify companies with large, “fresh” short positions that may indicate negative return expectations. In addition, during the fourth calendar quarter, we implemented an enhancement to our Momentum theme, evaluating price pressures created through consistent

PORTFOLIO RESULTS

trade imbalances between buyers and sellers. In certain instances, traders may push prices as they engage in end-of-day hedging, inventory management and index trading. Such activities, when persistent, can create buying and selling opportunities as stock prices revert to long-term views. The Fund exited its positions in Nu Skin Enterprises and Realogy Holdings during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, consumer discretionary, utilities, health care and industrials sectors. It was underweight compared to the Index in financials, consumer staples, telecommunication services and materials. The Fund was relatively neutral in the energy sector at the end of the Reporting Period.

FUND BASICS

U.S. Tax-Managed Equity Fund

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014–December 31, 2014	Fund Total Return (based on NAV)[1]	Russell 3000 Index[2]
Class A	13.32%	12.56%
Class C	12.48	12.56
Institutional	13.78	12.56
Service	13.17	12.56
Class IR	13.57	12.56

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	7.08%	14.89%	6.50%	4.10%	4/3/00
Class C	11.48	15.31	6.30	3.71	4/3/00
Institutional	13.78	16.67	7.54	4.92	4/3/00
Service	13.17	16.07	7.00	4.40	4/3/00
Class IR	13.57	N/A	N/A	21.21	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.18%	1.21%
Class C	1.93	1.96
Institutional	0.78	0.81
Service	1.28	1.31
Class IR	0.93	0.96

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/14[5]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (4/3/00)
Returns before taxes*	7.08%	14.89%	6.50%	4.10%
Returns after taxes on distributions**	6.90	14.66	6.34	3.98
Returns after taxes on distributions*** and sale of Fund shares	4.01	11.98	5.24	3.29

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/14[6]
Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	2.6%	Energy
Microsoft Corp.	2.5	Software & Services
Johnson & Johnson	2.1	Pharmaceuticals, Biotechnology & Life Sciences
Apple, Inc.	2.0	Technology Hardware & Equipment
Oracle Corp.	1.8	Software & Services
Wells Fargo & Co.	1.7	Banks
Gilead Sciences, Inc.	1.5	Pharmaceuticals, Biotechnology & Life Sciences
CVS Health Corp.	1.5	Food & Staples Retailing
Hewlett-Packard Co.	1.4	Technology Hardware & Equipment
Royal Caribbean Cruises Ltd.	1.2	Consumer Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of December 31, 2014

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 3.9% of the Fund’s net assets at December 31, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2014

The following graph shows the value as of December 31, 2014, of a $10,000 investment made on January 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 1, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	13.32%	16.19%	7.11%	4.50%
Including sales charges	7.08%	14.89%	6.50%	4.10%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	12.48%	15.31%	6.30%	3.71%
Including contingent deferred sales charges	11.48%	15.31%	6.30%	3.71%

Institutional (Commenced April 3, 2000)	13.78%	16.67%	7.54%	4.92%

Service Class (Commenced April 3, 2000)	13.17%	16.07%	7.00%	4.40%

Class IR (Commenced August 31, 2010)	13.57%	N/A	N/A	21.21%

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Effective on April 30, 2014, the Goldman Sachs Structured International Tax-Managed Equity Fund was renamed the Goldman Sachs International Tax-Managed Equity Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the one-year period ended December 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -5.79%, -6.55%, -5.48% and -5.59%, respectively. These returns compare to the -4.90% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net, USD, unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Our quantitative model, including our investment themes and security selection, contributed positively. Security selection also added to results.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long-term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all six of our investment themes — Momentum, Valuation, Sentiment, Management, Quality and Profitability — contributed positively to the Fund’s relative performance. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period,

PORTFOLIO RESULTS

security selection contributed positively to the Fund’s relative results.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Stock choices in the industrials, consumer staples and health care sectors contributed positively to the Fund’s relative returns. The Fund benefited from overweighted positions in Celesio, a German health care and pharmaceutical company; Seiko Epson, a Japan-based electronics manufacturer; and Shire, an Irish-headquartered global specialty biopharmaceutical company. The Fund was overweight in Celesio because of our positive views on Momentum and Sentiment, while the overweight in Seiko Epson was due to our positive views on Sentiment and Quality. The Fund was overweight Shire because of our positive views on Profitability and Sentiment.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Stock selection in the financials, telecommunication services and materials sectors detracted from the Fund’s relative performance. The Fund was hurt by overweighted positions in Statoil, a Norway-based oil and gas company, and Standard Chartered, a British multinational banking and financial services firm. We chose to overweight Statoil as a result of our positive views on Momentum and Valuation. The Fund was overweight Standard Chartered because of our positive views on Valuation and Management. An underweight in Swiss pharmaceutical company Novartis International, which was adopted based on our negative views on Momentum, also dampened Fund returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no enhancements to our quantitative model in the first quarter of 2014. In the second quarter of 2014, we implemented an enhancement to our Sentiment theme, using natural language processing to analyze earnings call transcripts and research analyst reports every quarter. We read through the entirety of each company’s latest earnings call transcript, identifying key words and phrases that capture the underlying tone of the management team. We believe this provides us with better insight into management’s perception of their company. In addition, we enhanced our ability to identify groups of related companies within our global linkages theme. We read through hundreds of research analyst reports on a daily basis to identify groups of companies related to commonly trending investment topics in the market.

In the third quarter of 2014, we made no enhancements to our quantitative model. During the fourth calendar quarter, we made several enhancements to our investment themes. We implemented an enhancement to our Valuation theme to evaluate energy companies’ reserves. Energy reserves are not capitalized on the balance sheet, so we believe reserve-based valuation metrics provide a more accurate picture of the intrinsic value of an energy company. In addition, we implemented an enhancement to our Sentiment theme through which we analyze short selling of stocks in order to gain a more comprehensive understanding of investor views about potential future price declines. We analyze more than 9,000 stocks on a daily basis to identify companies with large, “fresh” short positions that may indicate negative return expectations. Also, during the fourth calendar quarter, in all global regions except Europe, we implemented an enhancement to our Momentum theme, evaluating price pressures created through consistent trade imbalances between buyers and sellers. In certain instances, traders may push prices as they engage in end-of-day hedging, inventory management and index trading. Such activities, when persistent, can create buying and selling opportunities as stock prices revert to long-term views. Additionally, for India, we enhanced our ability through our global linkages theme to examine the relationship between the separate companies that belong to a single conglomerate, as well as public sector companies that belong to the same state owned industry sub-group. In Japan, we enhanced our global linkages theme to look at economic relationships between companies along the automotive supply chain from parts manufacturers to auto dealers.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the health care, industrials and information technology sectors relative to the Index. It was underweight the materials, energy, consumer discretionary and telecommunication services sectors. The Fund was relatively neutrally weighted compared to the Index in the utilities, financials and consumer staples sectors at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight relative to the Index in Norway, Germany, Finland and Italy. Compared to the Index, it was underweight Switzerland, Australia, Sweden, the U.K., Belgium, Israel, the Netherlands and Denmark. The Fund was relatively neutrally weighted relative to the Index in Hong Kong, Japan, Spain, Singapore, Portugal, New Zealand, Austria, Ireland and France at the end of the Reporting Period.

FUND BASICS

International Tax-Managed Equity Fund

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014–December 31, 2014	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]
Class A	-5.79%	-4.90%
Class C	-6.55	-4.90
Institutional	-5.48	-4.90
Class IR	-5.59	-4.90

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (net, USD, unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Since Inception	Inception Date
Class A	-10.93%	3.75%	-1.03%	1/31/08
Class C	-7.48	4.14	-0.97	1/31/08
Institutional	-5.48	5.36	0.17	1/31/08
Class IR	-5.59	N/A	8.01	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.48%
Class C	2.13	2.23
Institutional	0.98	1.08
Class IR	1.13	1.23

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/14[5]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	-10.93%	3.75%	-1.03%
Returns after taxes on distributions**	-11.82	3.31	-1.41
Returns after taxes on distributions*** and sale of Fund shares	-6.18	2.94	-0.73

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/14[6]
Holding	% of Total Net Assets	Line of Business
Sanofi	1.4%	Pharmaceuticals, Biotechnology & Life Sciences
British American Tobacco PLC	1.4	Food, Beverage & Tobacco
Allianz SE (Registered)	1.2	Insurance
Westpac Banking Corp.	1.1	Banks
Roche Holding AG	1.1	Pharmaceuticals, Biotechnology & Life Sciences
Intesa Sanpaolo SpA	1.0	Banks
National Grid PLC	1.0	Utilities
Reckitt Benckiser Group PLC	1.0	Household & Personal Products
Amadeus IT Holding SA Class A	1.0	Software & Services
Eni SpA	0.9	Energy

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of December 31, 2014

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at December 31, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2014

The following graph shows the value as of December 31, 2014, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the MSCI EAFE Index (net, USD, unhedged, with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Tax-Managed Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	-5.79%	4.92%	-0.22%
Including sales charges	-10.93%	3.75%	-1.03%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	-6.55%	4.14%	-0.97%
Including contingent deferred sales charges	-7.48%	4.14%	-0.97%

Institutional (Commenced January 31, 2008)	-5.48%	5.36%	0.17%

Class IR (Commenced August 31, 2010)	-5.59%	N/A	8.01%

PORTFOLIO RESULTS

Index Definitions:

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value

Common Stocks – 96.1%
Automobiles & Components – 1.3%
394,600	Ford Motor Co.(a)	$6,116,300
352,100	General Motors Co.	12,291,811

		18,408,111

Banks – 6.1%
537,181	Bank of America Corp.	9,610,168
20,500	Bank of Hawaii Corp.	1,215,855
9,900	BankUnited, Inc.	286,803
14,501	Cullen/Frost Bankers, Inc.	1,024,294
203,100	First Niagara Financial Group, Inc.	1,712,133
400,500	JPMorgan Chase & Co.(a)	25,063,290
760,000	New York Community Bancorp, Inc.(b)	12,160,000
96,900	PacWest Bancorp	4,405,074
130,600	U.S. Bancorp	5,870,470
477,900	Wells Fargo & Co.(a)	26,198,478

		87,546,565

Capital Goods – 7.5%
103,700	3M Co.	17,039,984
38,800	Caterpillar, Inc.	3,551,364
3,700	Crane Co.	217,190
150,200	Eaton Corp. PLC	10,207,592
86,900	Emerson Electric Co.	5,364,337
1,163,250	General Electric Co.	29,395,328
59,800	Honeywell International, Inc.	5,975,216
500	Huntington Ingalls Industries, Inc.	56,230
98,751	Lockheed Martin Corp.	19,016,480
68,900	MSC Industrial Direct Co., Inc. Class A	5,598,125
3,300	SPX Corp.	283,536
44,300	The Boeing Co.(a)	5,758,114
26,700	The Timken Co.	1,139,556
41,100	United Technologies Corp.	4,726,500

		108,329,552

Commercial & Professional Services – 0.9%
215,400	Covanta Holding Corp.	4,740,954
19,000	KAR Auction Services, Inc.	658,350
483,300	R.R. Donnelley & Sons Co.	8,121,857

		13,521,161

Consumer Durables & Apparel – 1.5%
113,900	Coach, Inc.	4,278,084
110,200	Leggett & Platt, Inc.	4,695,622
257,500	Mattel, Inc.	7,968,338
4,600	Tupperware Brands Corp.	289,800
52,100	VF Corp.	3,902,290

		21,134,134

Consumer Services – 2.0%
78,200	Darden Restaurants, Inc.	4,584,866
56,800	Las Vegas Sands Corp.	3,303,488
146,700	McDonald’s Corp.	13,745,790
22,200	Royal Caribbean Cruises Ltd.	1,829,946
55,500	SeaWorld Entertainment, Inc.	993,450

Common Stocks – (continued)
Consumer Services – (continued)
111,000	Six Flags Entertainment Corp.	$4,789,650

		29,247,190

Diversified Financials – 3.7%
40,500	American Express Co.	3,768,120
27,300	Ameriprise Financial, Inc.(a)	3,610,425
73,000	Artisan Partners Asset Management, Inc. Class A	3,688,690
35,900	BlackRock, Inc.(a)	12,836,404
23,200	CBOE Holdings, Inc.	1,471,344
101,800	CME Group, Inc.	9,024,570
97,100	Federated Investors, Inc. Class B	3,197,503
158,700	Invesco Ltd.	6,271,824
84,700	Morgan Stanley	3,286,360
155,100	Navient Corp.	3,351,711
22,600	TD Ameritrade Holding Corp.	808,628
46,900	Waddell & Reed Financial, Inc. Class A	2,336,558

		53,652,137

Energy – 8.5%
26,880	California Resources Corp.*	148,109
196,200	Chevron Corp.(b)	22,009,716
261,200	ConocoPhillips	18,038,472
77,200	CVR Energy, Inc.	2,988,412
278,500	Diamond Offshore Drilling, Inc.(a)	10,223,735
282,500	Ensco PLC Class A	8,460,875
181,500	Exxon Mobil Corp.(a)	16,779,675
16,700	HollyFrontier Corp.	625,916
162,500	Kinder Morgan, Inc.	6,875,375
150,600	Noble Corp. PLC	2,495,442
67,200	Occidental Petroleum Corp.	5,416,992
1,300	Patterson-UTI Energy, Inc.	21,567
52,100	PBF Energy, Inc. Class A	1,387,944
49,900	Phillips 66	3,577,830
147,400	Spectra Energy Corp.	5,350,620
1,100	Targa Resources Corp.	116,655
244,600	The Williams Companies, Inc.	10,992,324
344,200	Transocean Ltd.	6,309,186

		121,818,845

Food & Staples Retailing – 1.8%
121,200	Sysco Corp.	4,810,428
119,500	Walgreens Boots Alliance, Inc.	9,105,900
131,900	Wal-Mart Stores, Inc.	11,327,572

		25,243,900

Food, Beverage & Tobacco – 4.9%
256,600	Altria Group, Inc.(a)	12,642,682
140,400	General Mills, Inc.	7,487,532
154,900	Kraft Foods Group, Inc.	9,706,034
167,200	PepsiCo, Inc.	15,810,432
110,900	Philip Morris International, Inc.	9,032,805
30,600	Pinnacle Foods, Inc.	1,080,180
356,900	The Coca-Cola Co.(a)	15,068,318

		70,827,983

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – 2.8%
135,900	Abbott Laboratories(a)(b)	$6,118,218
55,400	Baxter International, Inc.	4,060,266
68,700	Cardinal Health, Inc.	5,546,151
53,300	Covidien PLC	5,451,524
9,262	Halyard Health, Inc.*	421,143
116,500	Medtronic, Inc.	8,411,300
94,200	UnitedHealth Group, Inc.	9,522,678

		39,531,280

Household & Personal Products – 1.9%
85,700	Kimberly-Clark Corp.	9,901,778
7,200	Nu Skin Enterprises, Inc. Class A	314,640
178,700	The Procter & Gamble Co.(a)	16,277,783

		26,494,201

Insurance – 3.4%
82,100	American International Group, Inc.(a)	4,598,421
67,700	Arthur J. Gallagher & Co.	3,187,316
600	Erie Indemnity Co. Class A	54,462
208,200	Mercury General Corp.	11,798,694
119,400	MetLife, Inc.	6,458,346
624,100	Old Republic International Corp.(a)	9,130,583
140,900	Prudential Financial, Inc.(a)	12,745,814
21,100	StanCorp Financial Group, Inc.	1,474,046

		49,447,682

Materials – 3.0%
50,500	Cliffs Natural Resources, Inc.	360,570
22,600	Domtar Corp.	908,972
134,600	E.I. du Pont de Nemours & Co.	9,952,324
196,900	Freeport-McMoRan, Inc.	4,599,584
1,600	Greif, Inc. Class A	75,568
87,600	International Paper Co.	4,693,608
81,900	LyondellBasell Industries NV Class A	6,502,041
25,300	Packaging Corp. of America	1,974,665
11,700	Rockwood Holdings, Inc.	921,960
11,301	Royal Gold, Inc.	708,538
280,600	The Dow Chemical Co.(a)	12,798,166
2,800	The Scotts Miracle-Gro Co. Class A	174,496

		43,670,492

Media – 3.3%
17,400	Cinemark Holdings, Inc.	619,092
225,400	Comcast Corp. Class A	13,069,090
92,800	Regal Entertainment Group Class A	1,982,208
125,500	The Walt Disney Co.	11,820,845
165,400	Thomson Reuters Corp.	6,672,236
51,000	Time Warner Cable, Inc.	7,755,060
60,700	Time Warner, Inc.	5,184,994

		47,103,525

Pharmaceuticals, Biotechnology & Life Sciences – 9.9%
174,300	AbbVie, Inc.(a)	11,406,192
700	Alkermes PLC*	40,992
65,300	Amgen, Inc.(a)	10,401,637
23,300	Biogen Idec, Inc.*	7,909,185
208,100	Bristol-Myers Squibb Co.(a)	12,284,143

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
60,600	Celgene Corp.*	$6,778,716
241,200	Eli Lilly & Co.	16,640,388
109,100	Gilead Sciences, Inc.*	10,283,766
7,900	Illumina, Inc.*	1,458,182
23,100	Incyte Corp. Ltd.*	1,688,841
600	Intercept Pharmaceuticals, Inc.*	93,600
253,800	Johnson & Johnson	26,539,866
900	Medivation, Inc.*	89,649
330,550	Merck & Co., Inc.	18,771,934
588,400	Pfizer, Inc.(a)	18,328,660

		142,715,751

Real Estate Investment Trust – 2.9%
67,901	American Tower Corp.	6,711,935
60,700	Crown Castle International Corp.	4,777,090
15,500	DDR Corp.	284,580
14,200	Duke Realty Corp.	286,840
152,100	General Growth Properties, Inc.	4,278,573
65,701	Health Care REIT, Inc.	4,971,543
196,100	Lamar Advertising Co.	10,518,804
103,100	Prologis, Inc.	4,436,393
31,101	Simon Property Group, Inc.	5,663,704

		41,929,462

Retailing – 4.0%
34,200	Amazon.com, Inc.*(a)	10,613,970
11,800	DSW, Inc. Class A	440,140
63,900	L Brands, Inc.	5,530,545
69,900	Lowe’s Companies, Inc.	4,809,120
55,400	Macy’s, Inc.	3,642,550
500	Penske Automotive Group, Inc.	24,535
137,300	Target Corp.	10,422,443
150,400	The Home Depot, Inc.	15,787,488
5,600	The Priceline Group, Inc.*	6,385,176

		57,655,967

Semiconductors & Semiconductor Equipment – 3.0%
134,700	Analog Devices, Inc.	7,478,544
390,300	Intel Corp.	14,163,987
304,200	Maxim Integrated Products, Inc.	9,694,854
3,900	Skyworks Solutions, Inc.	283,569
202,500	Texas Instruments, Inc.	10,826,662

		42,447,616

Software & Services – 9.8%
51,500	Accenture PLC Class A	4,599,465
133,500	Automatic Data Processing, Inc.(a)(b)	11,129,895
28,600	Broadridge Financial Solutions, Inc.	1,320,748
329,501	CA, Inc.	10,033,316
100	CoStar Group, Inc.*	18,363
175,100	Facebook, Inc. Class A*	13,661,302
17,400	Google, Inc. Class A*	9,233,484
17,300	Google, Inc. Class C*	9,106,720
28,300	IAC/InterActiveCorp	1,720,357
55,000	International Business Machines Corp.	8,824,200
4,100	Leidos Holdings, Inc.	178,432
5,100	LinkedIn Corp. Class A*	1,171,521

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
66,900	Mastercard, Inc. Class A	$5,764,104
750,950	Microsoft Corp.(a)(b)	34,881,627
179,600	Oracle Corp.	8,076,612
42,000	Pandora Media, Inc.*	748,860
165,500	Paychex, Inc.	7,641,135
11,400	ServiceNow, Inc.*	773,490
12,300	Splunk, Inc.*	725,085
5,400	Twitter, Inc.*	193,698
33,500	Visa, Inc. Class A	8,783,700
9,300	Workday, Inc. Class A*	758,973
11,100	Yelp, Inc.*	607,503
4,600	Zillow, Inc. Class A*	487,094

		140,439,684

Technology Hardware & Equipment – 5.9%
469,100	Apple, Inc.(a)(b)	51,779,258
7,400	AVX Corp.	103,600
504,500	Cisco Systems, Inc.	14,032,667
10,800	Diebold, Inc.	374,112
100,700	Hewlett-Packard Co.	4,041,091
7,500	National Instruments Corp.	233,175
148,100	QUALCOMM, Inc.	11,008,273
56,400	Seagate Technology PLC	3,750,600

		85,322,776

Telecommunication Services – 3.2%
646,028	AT&T, Inc.(a)	21,700,080
230,700	CenturyLink, Inc.	9,131,106
538,201	Frontier Communications Corp.	3,589,801
238,100	Verizon Communications, Inc.	11,138,318

		45,559,305

Common Stocks – (continued)
Transportation – 1.6%
9,500	American Airlines Group, Inc.	$509,485
28,800	Copa Holdings SA Class A	2,984,832
79,400	Union Pacific Corp.	9,458,922
3,300	United Continental Holdings, Inc.*	220,737
91,900	United Parcel Service, Inc. Class B	10,216,523

		23,390,499

Utilities – 3.2%
172,400	Ameren Corp.(a)	7,952,812
238,000	Duke Energy Corp.(a)	19,882,520
206,700	PPL Corp.	7,509,411
489,200	TECO Energy, Inc.	10,023,708

		45,368,451

TOTAL INVESTMENTS – 96.1% (Cost $1,158,402,442)		$1,380,806,269

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		55,471,311

NET ASSETS – 100.0%		$1,436,277,580

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At December 31, 2014, the Fund had the following futures contract:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	301	March 2015	$30,888,620	$426,143

WRITTEN OPTIONS CONTRACT — At December 31, 2014, the Fund had the following written option:

Call Options	Number of Contracts	Exercise Rate	Expiration Month	Value
S&P 500 Index	2,718	$2,100	March 2015	$(10,192,500)
(Premiums Received $10,676,304)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACT (continued)

For the year ended December 31, 2014, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2013	2,799	$8,758,071
Contracts written	10,779	36,994,980
Contracts expired	(2,739)	(8,208,783)
Contracts bought to close	(8,121)	(26,867,964)
Contracts Outstanding December 31, 2014	2,718	$10,676,304

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value

Common Stocks – 97.7%
Australia – 7.5%
411,768	ALS Ltd. (Commercial & Professional Services)	$1,783,689
45,121	Australia & New Zealand Banking Group Ltd. (Banks)	1,174,047
136,327	BHP Billiton Ltd. (Materials)	3,223,130
73,753	BHP Billiton PLC (Materials)	1,580,626
146,068	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	1,102,823
3,837	Commonwealth Bank of Australia (Banks)	266,590
790,197	Insurance Australia Group Ltd. (Insurance)	4,012,239
1,033,948	Metcash Ltd. (Food & Staples Retailing)	1,558,250
229,346	National Australia Bank Ltd. (Banks)	6,254,331
43,721	Orica Ltd. (Materials)	669,963
631,316	Scentre Group (REIT)*	1,788,628
114,918	Suncorp Group Ltd. (Insurance)	1,312,791
588,406	Telstra Corp. Ltd. (Telecommunication Services)	2,856,610
173,047	Toll Holdings Ltd. (Transportation)	824,311
120,592	Woodside Petroleum Ltd. (Energy)	3,729,587

		32,137,615

Austria – 0.3%
89,395	Raiffeisen Bank International AG (Banks)	1,365,958

Belgium – 1.4%
18,840	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)(a)	2,120,279
106,785	Belgacom SA (Telecommunication Services)	3,874,535

		5,994,814

Bermuda – 0.4%
159,405	Seadrill Ltd. (Energy)	1,844,342

Denmark – 1.1%
22,367	Coloplast A/S Class B (Health Care Equipment & Services)	1,871,771
38,491	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,628,161
1,218	Pandora A/S (Consumer Durables & Apparel)	98,728
144,842	TDC A/S (Telecommunication Services)	1,104,696

		4,703,356

Finland – 1.9%
41,728	Elisa OYJ (Telecommunication Services)	1,138,967
17,410	Metso OYJ (Capital Goods)	521,250
38,901	Nokia OYJ (Technology Hardware & Equipment)	307,660
61,282	Nokian Renkaat OYJ (Automobiles & Components)	1,494,886

Common Stocks – (continued)
Finland – (continued)
64,613	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$2,009,496
120,184	Stora Enso OYJ Class R (Materials)	1,074,561
85,259	UPM-Kymmene OYJ (Materials)	1,397,239

		7,944,059

France – 8.0%
15,406	AXA SA (Insurance)	355,001
33,027	BNP Paribas SA (Banks)(a)	1,949,719
102,289	Bouygues SA (Capital Goods)(a)	3,693,470
12,438	Casino Guichard Perrachon SA (Food & Staples Retailing)(a)	1,143,854
17,073	Credit Agricole SA (Banks)	220,387
16,179	Danone SA (Food, Beverage & Tobacco)	1,057,751
3,628	Edenred (Commercial & Professional Services)	100,336
3,579	Eutelsat Communications SA (Media)	115,744
225,601	GDF Suez (Utilities)(a)	5,260,798
3,600	Kering (Consumer Durables & Apparel)	691,814
174,603	Lagardere SCA (Media)	4,547,008
12,448	L’Oreal SA (Household & Personal Products)(a)	2,083,445
461	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	73,023
42,271	Natixis SA (Banks)	278,930
33,981	Orange SA (Telecommunication Services)	577,905
162,701	Rexel SA (Capital Goods)	2,914,970
52,695	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	4,804,228
22,267	Societe Generale SA (Banks)	931,878
28,180	Total SA (Energy)(a)	1,443,718
4,014	Unibail-Rodamco SE (REIT)	1,029,734
6,244	Veolia Environnement SA (Utilities)	110,599
21,020	Vinci SA (Capital Goods)	1,147,716

		34,532,028

Germany – 8.2%
14,543	adidas AG (Consumer Durables & Apparel)	1,009,946
5,202	Allianz SE (Registered) (Insurance)	861,588
59,639	BASF SE (Materials)	5,002,574
28,739	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	3,917,369
15,073	Bayerische Motoren Werke AG (Automobiles & Components)	1,626,652
74,214	Daimler AG (Registered) (Automobiles & Components)(a)	6,163,773
45,865	Deutsche Bank AG (Registered) (Diversified Financials)	1,373,398
25,480	Deutsche Boerse AG (Diversified Financials)	1,810,657
56,369	Deutsche Post AG (Registered) (Transportation)	1,829,845

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
40,069	E.ON SE (Utilities)	$684,847
9,045	Hugo Boss AG (Consumer Durables & Apparel)	1,106,489
5,575	MAN SE (Capital Goods)	620,593
41,265	ProSiebenSat.1 Media AG (Registered) (Media)	1,724,189
33,223	SAP SE (Software & Services)	2,319,908
22,897	Siemens AG (Registered) (Capital Goods)(a)	2,569,132
28,536	Telefonica Deutschland Holding AG (Telecommunication Services)*	151,237
156,554	TUI AG (Consumer Services)*	2,515,693

		35,287,890

Hong Kong – 3.0%
203,400	AIA Group Ltd. (Insurance)	1,121,846
8,900	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	84,741
437,500	BOC Hong Kong Holdings Ltd. (Banks)	1,457,812
46,000	Cheung Kong Holdings Ltd. (Real Estate)	770,354
30,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	220,613
112,000	Hang Lung Properties Ltd. (Real Estate)	312,447
47,100	Hang Seng Bank Ltd. (Banks)	782,824
91,852	Henderson Land Development Co. Ltd. (Real Estate)	638,396
317,910	Hong Kong & China Gas Co. Ltd. (Utilities)	724,308
92,200	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	2,035,475
27,000	Hysan Development Co. Ltd. (Real Estate)	119,826
214,000	Li & Fung Ltd. (Consumer Durables & Apparel)	200,350
88,000	MGM China Holdings Ltd. (Consumer Services)	222,193
94,132	MTR Corp. Ltd. (Transportation)	385,119
137,189	New World Development Co. Ltd. (Real Estate)	157,494
115,500	Power Assets Holdings Ltd. (Utilities)	1,116,656
155,600	Sands China Ltd. (Consumer Services)	757,483
155,261	Sino Land Co. Ltd. (Real Estate)	249,241
58,200	Swire Properties Ltd. (Real Estate)	171,248
112,000	Wharf Holdings Ltd. (Real Estate)	804,058
141,200	Wynn Macau Ltd. (Consumer Services)	393,927

		12,726,411

Israel – 0.5%
99,104	Israel Chemicals Ltd. (Materials)	713,072
21,542	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,238,880

		1,951,952

Common Stocks – (continued)
Italy – 2.3%
223,832	Atlantia SpA (Transportation)	$5,202,295
225,796	Eni SpA (Energy)(a)	3,955,154
154,324	Snam SpA (Utilities)	763,784

		9,921,233

Japan – 21.2%
45,200	Advantest Corp. (Semiconductors & Semiconductor Equipment)	560,225
41,500	AEON Financial Service Co. Ltd. (Diversified Financials)	819,663
8,300	Aisin Seiki Co. Ltd. (Automobiles & Components)	298,206
1,900	Alfresa Holdings Corp. (Health Care Equipment & Services)	22,944
11,000	Amada Co. Ltd. (Capital Goods)	94,257
293,000	Aozora Bank Ltd. (Banks)	906,994
159,000	Asahi Glass Co. Ltd. (Capital Goods)	774,040
6,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	91,886
42,000	Bridgestone Corp. (Automobiles & Components)	1,456,642
138,400	Canon, Inc. (Technology Hardware & Equipment)	4,398,872
100	Credit Saison Co. Ltd. (Diversified Financials)	1,860
61,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	549,399
37,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	483,251
10,900	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	152,412
3,100	Daikin Industries Ltd. (Capital Goods)	198,785
13,400	Daito Trust Construction Co. Ltd. (Real Estate)	1,520,067
64,100	Daiwa House Industry Co. Ltd. (Real Estate)	1,210,929
111,000	Daiwa Securities Group, Inc. (Diversified Financials)	869,145
3,800	Dena Co. Ltd. (Software & Services)	45,393
28,700	Denso Corp. (Automobiles & Components)	1,337,645
11,800	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	456,343
4,300	Electric Power Development Co. Ltd. (Utilities)	145,301
4,200	FANUC Corp. (Capital Goods)	692,498
700	Fast Retailing Co. Ltd. (Retailing)	254,727
37,800	Fuji Heavy Industries Ltd. (Automobiles & Components)	1,337,590
61,000	Fukuoka Financial Group, Inc. (Banks)	314,484
1,700	Hikari Tsushin, Inc. (Retailing)	103,402
46,600	Hino Motors Ltd. (Capital Goods)	613,411
200	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	23,205

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
5,000	Hitachi Construction Machinery Co., Ltd. (Capital Goods)	$105,716
60,000	Hitachi Ltd. (Technology Hardware & Equipment)	442,846
46,200	Hokuriku Electric Power Co. (Utilities)	589,994
58,600	Honda Motor Co. Ltd. (Automobiles & Components)	1,719,224
47,200	Hoya Corp. (Technology Hardware & Equipment)	1,596,532
83,000	IHI Corp. (Capital Goods)	420,350
23,800	Iida Group Holdings Co. Ltd. (Consumer Durables & Apparel)	289,920
18,500	Isuzu Motors Ltd. (Automobiles & Components)	225,336
183,200	ITOCHU Corp. (Capital Goods)	1,955,678
20,500	J. Front Retailing Co. Ltd. (Retailing)	237,431
14,200	Japan Airlines Co. Ltd. (Transportation)	421,017
15,200	Japan Exchange Group, Inc. (Diversified Financials)	354,330
52,800	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,453,203
26,300	JFE Holdings, Inc. (Materials)	586,513
3,100	JSR Corp. (Materials)	53,209
18,500	Kao Corp. (Household & Personal Products)	729,539
64,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	291,043
8,900	KDDI Corp. (Telecommunication Services)	559,134
7,000	Kikkoman Corp. (Food, Beverage & Tobacco)	171,563
99,000	Kintetsu Corp. (Transportation)	325,503
67,700	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	841,233
228,000	Kobe Steel Ltd. (Materials)	392,730
43,600	Komatsu Ltd. (Capital Goods)	963,906
14,000	Kubota Corp. (Capital Goods)	203,207
18,000	Kuraray Co. Ltd. (Materials)	204,512
43,400	Kyushu Electric Power Co., Inc. (Utilities)*	434,660
25,200	Lawson, Inc. (Food & Staples Retailing)	1,522,789
12,600	LIXIL Group Corp. (Capital Goods)	265,176
3,500	M3, Inc. (Health Care Equipment & Services)	58,562
6,200	Makita Corp. (Capital Goods)	279,384
205,100	Marubeni Corp. (Capital Goods)	1,227,191
22,000	Marui Group Co. Ltd. (Retailing)	198,434
40,900	Mitsubishi Chemical Holdings Corp. (Materials)	198,385
51,600	Mitsubishi Corp. (Capital Goods)	944,286
34,000	Mitsubishi Electric Corp. (Capital Goods)	403,854
36,000	Mitsubishi Estate Co. Ltd. (Real Estate)	758,552
375,000	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,060,336
131,500	Mitsui & Co. Ltd. (Capital Goods)	1,761,197

Common Stocks – (continued)
Japan – (continued)
41,000	Mitsui Fudosan Co. Ltd. (Real Estate)	$1,099,438
1,260,500	Mizuho Financial Group, Inc. (Banks)	2,112,980
10,900	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,189,419
5,500	Nabtesco Corp. (Capital Goods)	132,928
39,000	NEC Corp. (Technology Hardware & Equipment)	113,334
3,500	Nidec Corp. (Capital Goods)	226,050
9,800	Nikon Corp. (Consumer Durables & Apparel)	130,212
27,000	Nippon Express Co. Ltd. (Transportation)	136,830
29,500	Nippon Steel & Sumitomo Metal Corp. (Materials)	73,179
368,000	Nippon Yusen Kabushiki Kaisha (Transportation)	1,039,419
207,600	Nissan Motor Co. Ltd. (Automobiles & Components)	1,810,639
12,800	Nitto Denko Corp. (Materials)	715,207
88,900	Nomura Holdings, Inc. (Diversified Financials)	503,088
6,600	Nomura Real Estate Holdings, Inc. (Real Estate)	112,942
33,000	NSK Ltd. (Capital Goods)	389,623
162,000	NTT DoCoMo, Inc. (Telecommunication Services)	2,359,215
25,000	NTT Urban Development Corp. (Real Estate)	251,765
56,000	Oji Holdings Corp. (Materials)	200,362
3,100	Olympus Corp. (Health Care Equipment & Services)*	108,594
18,400	Omron Corp. (Technology Hardware & Equipment)	823,133
9,000	Oracle Corp. Japan (Software & Services)	366,716
3,500	Otsuka Corp. (Software & Services)	110,980
16,200	Panasonic Corp. (Consumer Durables & Apparel)	190,811
15,800	Park24 Co. Ltd. (Commercial & Professional Services)	232,597
8,300	Rakuten, Inc. (Retailing)	115,418
45,500	Resona Holdings, Inc. (Banks)	229,843
72,400	Ricoh Co. Ltd. (Technology Hardware & Equipment)	731,896
39,300	Sankyo Co. Ltd. (Consumer Durables & Apparel)	1,348,141
37,300	SBI Holdings, Inc. (Diversified Financials)	407,527
13,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	168,883
5,900	Seiko Epson Corp. (Technology Hardware & Equipment)	246,881
21,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	252,650
177,400	Sekisui House Ltd. (Consumer Durables & Apparel)	2,334,226

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
4,400	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	$158,274
176,400	Seven Bank Ltd. (Banks)	740,437
8,900	Shin-Etsu Chemical Co. Ltd. (Materials)	579,388
38,200	Shiseido Co. Ltd. (Household & Personal Products)	535,733
126,300	Showa Shell Sekiyu KK (Energy)	1,244,113
18,500	SoftBank Corp. (Telecommunication Services)	1,101,181
125,000	Sumitomo Chemical Co. Ltd. (Materials)	492,091
129,600	Sumitomo Corp. (Capital Goods)	1,331,081
9,000	Sumitomo Metal Mining Co. Ltd. (Materials)	134,234
61,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,208,931
281,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,076,311
7,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	238,484
10,000	Sumitomo Rubber Industries Ltd. (Automobiles & Components)	148,661
16,900	Sysmex Corp. (Health Care Equipment & Services)	750,064
89,500	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,705,103
8,500	The Kansai Electric Power Co., Inc. (Utilities)*	80,861
15,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	136,580
55,300	Tohoku Electric Power Co., Inc. (Utilities)	643,498
11,500	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	872,047
29,000	Tokyo Gas Co. Ltd. (Utilities)	156,474
1,000	Tokyo Tatemono Co. Ltd. (Real Estate)	7,278
117,000	Tokyu Corp. (Transportation)	724,987
77,200	Tokyu Fudosan Holdings Corp. (Real Estate)	535,637
159,000	TonenGeneral Sekiyu KK (Energy)	1,357,320
85,000	Toshiba Corp. (Capital Goods)	358,471
58,000	TOTO Ltd. (Capital Goods)	674,697
4,200	Toyoda Gosei Co. Ltd. (Automobiles & Components)	84,480
50,500	Toyota Motor Corp. (Automobiles & Components)	3,147,028
32,800	Trend Micro, Inc. (Software & Services)	906,370
84,500	USS Co. Ltd. (Retailing)	1,298,317
900	West Japan Railway Co. (Transportation)	42,550
33,000	Yaskawa Electric Corp. (Technology Hardware & Equipment)	421,513

		91,137,171

Common Stocks – (continued)
Luxembourg – 0.2%
35,078	ArcelorMittal (Materials)	$384,311
116	RTL Group SA (Media)	11,061
10,732	SES SA FDR (Media)	385,064

		780,436

Netherlands – 2.7%
53	Akzo Nobel NV (Materials)	3,667
110,390	Delta Lloyd NV (Insurance)(a)	2,427,515
1,663	Koninklijke DSM NV (Materials)	101,431
38,190	Koninklijke Philips NV (Capital Goods)(a)	1,106,976
3,449	Randstad Holding NV (Commercial & Professional Services)	165,953
143,798	Royal Dutch Shell PLC Class A (Energy)(a)	4,792,860
91,973	Royal Dutch Shell PLC Class B (Energy)	3,177,764

		11,776,166

New Zealand – 0.1%
190,322	Spark New Zealand Ltd. (Telecommunication Services)	461,372

Norway – 0.9%
234,388	Gjensidige Forsikring ASA (Insurance)	3,824,602

Portugal – 0.0%
18,486	Jeronimo Martins, SGPS, SA (Food & Staples Retailing)	185,237

Singapore – 1.4%
21,000	City Developments Ltd. (Real Estate)	162,016
290,000	ComfortDelGro Corp. Ltd. (Transportation)	567,507
65,000	DBS Group Holdings Ltd. (Banks)	1,006,286
254,000	Genting Singapore PLC (Consumer Services)	205,941
809,000	Global Logistic Properties Ltd. (Real Estate)	1,508,302
69,000	Keppel Corp. Ltd. (Capital Goods)	459,911
130,000	Sembcorp Marine Ltd. (Capital Goods)	318,980
119,000	Singapore Exchange Ltd. (Diversified Financials)	699,615
119,000	Singapore Technologies Engineering Ltd. (Capital Goods)	304,592
93,000	StarHub Ltd. (Telecommunication Services)	290,566
18,000	United Overseas Bank Ltd. (Banks)	332,173
62,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	151,071

		6,006,960

Spain – 4.4%
32,674	Abertis Infraestructuras SA (Transportation)	647,919
23,826	Amadeus IT Holding SA Class A (Software & Services)	948,926

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
355,357	Banco Bilbao Vizcaya Argentaria SA (Banks)	$3,356,136
1,033,722	Banco Santander SA (Banks)(a)	8,676,152
46,306	Ferrovial SA (Capital Goods)	915,385
275,430	Telefonica SA (Telecommunication Services)(a)	3,954,493
29,102	Zardoya Otis SA (Capital Goods)	322,730

		18,821,741

Sweden – 3.9%
16,598	Elekta AB Class B (Health Care Equipment & Services)	169,694
69,233	Hennes & Mauritz AB Class B (Retailing)	2,876,286
69,815	Nordea Bank AB (Banks)	808,164
194,491	Sandvik AB (Capital Goods)	1,891,052
224,493	Skandinaviska Enskilda Banken AB Class A (Banks)	2,850,738
28,181	SKF AB Class B (Capital Goods)	593,648
168,193	Swedbank AB Class A (Banks)	4,173,025
142,815	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	1,729,219
163,517	TeliaSonera AB (Telecommunication Services)	1,051,311
60,297	Volvo AB Class B (Capital Goods)	650,212

		16,793,349

Switzerland – 9.0%
24,501	ABB Ltd. (Registered) (Capital Goods)*	518,396
2,760	Cie Financiere Richemont SA (Registered) (Consumer Durables & Apparel)	244,698
73,030	Credit Suisse Group AG (Registered) (Diversified Financials)*	1,834,605
372	EMS-Chemie Holding AG (Registered) (Materials)	150,594
961	Givaudan SA (Registered) (Materials)*	1,723,897
5,723	Kuehne + Nagel International AG (Registered) (Transportation)	777,386
137,552	Nestle SA (Registered) (Food, Beverage & Tobacco)(a)	10,027,680
90,577	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	8,400,426
426	Partners Group Holding AG (Diversified Financials)	123,939
18,058	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	4,892,675
410	SGS SA (Registered) (Commercial & Professional Services)	837,208
313,074	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	2,336,013

Common Stocks – (continued)
Switzerland – (continued)
6,178	Syngenta AG (Registered) (Materials)	$1,987,201
14,763	Zurich Insurance Group AG (Insurance)*	4,613,472

		38,468,190

United Kingdom – 19.3%
33,272	Aberdeen Asset Management PLC (Diversified Financials)	222,322
10,906	Amec Foster Wheeler PLC (Energy)	144,033
43,939	Anglo American PLC (Materials)	813,067
394,531	Antofagasta PLC (Materials)	4,597,063
50,287	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	772,528
16,601	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,172,541
535,025	BAE Systems PLC (Capital Goods)	3,912,742
531,847	Barclays PLC (Banks)	1,999,389
131,502	BP PLC ADR (Energy)(a)(b)	5,012,856
71,530	British American Tobacco PLC (Food, Beverage & Tobacco)	3,876,277
45,210	British Land Co. PLC (REIT)	545,172
4,880	Capita PLC (Commercial & Professional Services)	81,826
108,358	Centrica PLC (Utilities)	469,345
111,037	Cobham PLC (Capital Goods)	557,412
47,424	Diageo PLC (Food, Beverage & Tobacco)	1,358,547
29,796	easyJet PLC (Transportation)	771,093
833,878	Friends Life Group Ltd. (Insurance)	4,735,785
325,848	G4S PLC (Commercial & Professional Services)	1,405,586
167,893	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)(b)	7,175,747
21,146	Hammerson PLC (REIT)	198,030
1,096,053	HSBC Holdings PLC (Banks)(a)	10,357,433
452,283	ICAP PLC (Diversified Financials)	3,166,966
33,916	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	1,492,964
15,317	Indivior plc (Pharmaceuticals, Biotechnology & Life Sciences)*	35,666
8,177	Land Securities Group PLC (REIT)	146,987
27,368	Legal & General Group PLC (Insurance)	105,672
132,560	Marks & Spencer Group PLC (Retailing)	981,527
96,532	Melrose Industries PLC (Capital Goods)	399,590
54,298	Pearson PLC (Media)	1,002,782
89,607	Persimmon PLC (Consumer Durables & Apparel)*	2,188,552
15,317	Reckitt Benckiser Group PLC (Household & Personal Products)	1,240,583
18,518	Reed Elsevier NV (Media)	442,221
32,325	Rio Tinto PLC (Materials)	1,490,087

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
9,279	SABMiller PLC (Food, Beverage & Tobacco)	$483,725
27,557	Segro PLC (REIT)	157,865
51,896	SSE PLC (Utilities)	1,311,261
126,881	Standard Chartered PLC (Banks)	1,897,619
48,254	Standard Life PLC (Insurance)	298,899
13,787	Tate & Lyle PLC (Food, Beverage & Tobacco)	129,177
160,169	Unilever NV CVA (Food, Beverage & Tobacco)(a)	6,265,448
102,230	Unilever PLC (Food, Beverage & Tobacco)	4,153,418
161,863	Vodafone Group PLC ADR (Telecommunication Services)(a)	5,530,859

		83,100,662

TOTAL COMMON STOCKS
(Cost $454,245,657)		$419,765,544

Preferred Stock – 0.4%
Germany – 0.4%
17,423	Bayerische Motoren Werke AG (Automobiles & Components)(a)	$1,423,455
(Cost $1,220,357)

Units	Description	Expiration Month	Value

Right – 0.0%
France – 0.0%
461	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)*	12/15	$8,007
(Cost $0)

TOTAL INVESTMENTS – 98.1%
(Cost $455,466,014)			$421,197,006

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%			8,367,874

NET ASSETS – 100.0%			$429,564,880

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	192	March 2015	$7,278,886	$(76,694)
FTSE 100 Index	34	March 2015	3,456,429	(1,310)
TSE TOPIX Index	28	March 2015	3,290,199	(49,910)
TOTAL				$(127,914)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At December 31, 2014, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Rate		Expiration Month	Value
Nikkei-225 Stock Average	258	JPY	17,750	March 2015	$(1,335,448)
EURO STOXX 50 Index	2,151	EUR	3,200	March 2015	(2,503,911)
FTSE 100 Index	378	GBP	6,625	March 2015	(777,679)
TOTAL (Premiums Received $4,484,952)	2,787				$(4,617,038)

For the year ended December 31, 2014, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2013	2,440	$3,970,972
Contracts written	11,312	14,840,281
Contracts expired	(6,105)	(8,302,965)
Contracts bought to close	(4,860)	(6,023,336)
Contracts Outstanding December 31, 2014	2,787	$4,484,952

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value

Common Stocks – 100.9%
Automobiles & Components – 0.7%
53,199	BorgWarner, Inc.	$2,923,285
16,019	General Motors Co.	559,223
23,913	Gentex Corp.	863,977
18,209	Harley-Davidson, Inc.	1,200,155

		5,546,640

Banks – 3.9%
12,030	Citigroup, Inc.	650,943
7,860	Hancock Holding Co.	241,302
153,495	JPMorgan Chase & Co.	9,605,717
5,887	PacWest Bancorp	267,623
16,183	SunTrust Banks, Inc.	678,068
67,338	The PNC Financial Services Group, Inc.	6,143,246
15,761	U.S. Bancorp	708,457
245,185	Wells Fargo & Co.	13,441,042

		31,736,398

Capital Goods – 8.2%
24,916	AECOM Technology Corp.*	756,699
31,608	Alliant Techsystems, Inc.	3,674,430
30,694	Danaher Corp.	2,630,783
67,654	General Dynamics Corp.	9,310,543
304,664	General Electric Co.	7,698,859
9,481	Honeywell International, Inc.	947,342
3,718	Hyster-Yale Materials Handling, Inc.	272,158
73,341	Illinois Tool Works, Inc.	6,945,331
29,272	Lockheed Martin Corp.	5,636,909
64,168	Raytheon Co.	6,941,053
3,927	Rockwell Automation, Inc.	436,682
37,020	Spirit AeroSystems Holdings, Inc. Class A*	1,593,341
37,707	SPX Corp.	3,239,785
9,368	TAL International Group, Inc.*(a)	408,164
23,061	Taser International, Inc.*(a)	610,655
56,217	The Boeing Co.	7,307,086
11,074	Trex Co., Inc.*	471,531
18,029	United Technologies Corp.	2,073,335
21,794	WABCO Holdings, Inc.*	2,283,575
23,184	Watsco, Inc.	2,480,688

		65,718,949

Commercial & Professional Services – 0.9%
29,156	Cintas Corp.	2,286,997
26,043	Manpowergroup, Inc.	1,775,351
58,295	Steelcase, Inc. Class A	1,046,395
64,251	The ADT Corp.(a)	2,327,814

		7,436,557

Consumer Durables & Apparel – 3.0%
19,685	Columbia Sportswear Co.	876,770
104,934	Garmin Ltd.(a)	5,543,663
3,479	Harman International Industries, Inc.	371,244
33,386	Hasbro, Inc.(b)	1,835,896
91,578	Newell Rubbermaid, Inc.	3,488,206
81,639	NIKE, Inc. Class B	7,849,590
1,156	NVR, Inc.*	1,474,282

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
12,216	PulteGroup, Inc.	$262,155
8,780	Universal Electronics, Inc.*	570,963
8,170	Whirlpool Corp.	1,582,856

		23,855,625

Consumer Services – 2.6%
38,745	Boyd Gaming Corp.*	495,161
58,104	Carnival Corp.	2,633,854
6,048	Marriott International, Inc. Class A	471,925
24,592	Papa John’s International, Inc.	1,372,234
120,811	Royal Caribbean Cruises Ltd.	9,958,451
17,760	Starbucks Corp.	1,457,208
5,310	Wyndham Worldwide Corp.	455,386
26,107	Wynn Resorts Ltd.	3,883,677

		20,727,896

Diversified Financials – 4.8%
4,504	Affiliated Managers Group, Inc.*	955,929
12,435	Ameriprise Financial, Inc.	1,644,529
38,603	Berkshire Hathaway, Inc. Class B*	5,796,240
28,423	BGC Partners, Inc. Class A	260,070
43,055	Capital One Financial Corp.	3,554,190
14,465	CBOE Holdings, Inc.	917,370
14,367	Discover Financial Services	940,895
137,041	E*TRADE Financial Corp.*	3,323,929
18,733	Investment Technology Group, Inc.*	390,021
13,256	Morgan Stanley	514,333
36,117	Piper Jaffray Companies*	2,098,037
163,531	TD Ameritrade Holding Corp.	5,851,139
8,571	The Charles Schwab Corp.	258,759
174,386	The NASDAQ OMX Group, Inc.	8,363,553
83,458	Voya Financial, Inc.	3,536,950

		38,405,944

Energy – 7.2%
5,520	Alon USA Energy, Inc.	69,938
18,486	Baker Hughes, Inc.	1,036,510
820	California Resources Corp.*	4,518
4,789	Chevron Corp.	537,230
70,826	ConocoPhillips	4,891,244
7,713	EOG Resources, Inc.	710,136
226,562	Exxon Mobil Corp.	20,945,657
75,961	Green Plains, Inc.	1,882,314
42,992	Hess Corp.	3,173,669
32,239	HollyFrontier Corp.	1,208,318
105,233	Marathon Petroleum Corp.	9,498,331
38,803	Phillips 66	2,782,175
45,124	Spectra Energy Corp.	1,638,001
172,141	Valero Energy Corp.	8,520,979
20,542	Western Refining, Inc.	776,077

		57,675,097

Food & Staples Retailing – 1.7%
123,232	CVS Health Corp.	11,868,474
31,304	Safeway, Inc.	1,099,397
2,216	The Andersons, Inc.	117,758

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – (continued)
4,040	Wal-Mart Stores, Inc.	$346,955

		13,432,584

Food, Beverage & Tobacco – 3.5%
67,825	Archer-Daniels-Midland Co.	3,526,900
29,998	Keurig Green Mountain, Inc.	3,971,585
13,685	Lancaster Colony Corp.	1,281,463
21,314	Mead Johnson Nutrition Co.	2,142,910
22,371	PepsiCo, Inc.	2,115,402
254,314	Pilgrim’s Pride Corp.*(a)	8,338,956
54,013	Sanderson Farms, Inc.(a)	4,538,442
65,319	Tyson Foods, Inc. Class A	2,618,639

		28,534,297

Health Care Equipment & Services – 4.2%
93,269	Abbott Laboratories	4,198,970
9,683	Aetna, Inc.	860,141
11,187	Anthem, Inc.	1,405,870
12,250	Becton, Dickinson and Co.	1,704,710
179,530	Boston Scientific Corp.*	2,378,773
20,463	Cardinal Health, Inc.	1,651,978
2,563	Halyard Health, Inc.*	116,540
36,357	McKesson Corp.	7,546,986
128,246	Medtronic, Inc.	9,259,361
75,971	St. Jude Medical, Inc.	4,940,394

		34,063,723

Household & Personal Products – 1.2%
75,060	Kimberly-Clark Corp.	8,672,432
8,185	The Procter & Gamble Co.	745,572
4,862	USANA Health Sciences, Inc.*	498,793

		9,916,797

Insurance – 3.7%
22,584	AmTrust Financial Services, Inc.(a)	1,270,350
4,418	Argo Group International Holdings Ltd.	245,067
74,202	Aspen Insurance Holdings Ltd.	3,247,822
13,711	Endurance Specialty Holdings Ltd.	820,466
17,026	Marsh & McLennan Companies, Inc.	974,568
12,012	MetLife, Inc.	649,729
64,085	Prudential Financial, Inc.	5,797,129
89,725	Reinsurance Group of America, Inc.	7,861,705
84,924	The Travelers Companies, Inc.	8,989,205
10,305	Unum Group	359,438

		30,215,479

Materials – 2.6%
14,765	Albemarle Corp.	887,820
27,311	Ball Corp.	1,861,791
2,635	Eastman Chemical Co.	199,891
23,744	Globe Specialty Metals, Inc.	409,109
60,460	International Paper Co.	3,239,447
66,105	LyondellBasell Industries NV Class A	5,248,076
14,360	Minerals Technologies, Inc.	997,302
6,257	Packaging Corp. of America	488,359
30,447	PPG Industries, Inc.	7,037,824

Common Stocks – (continued)
Materials – (continued)
2,440	Rock-Tenn Co. Class A	$148,791
25,080	SunCoke Energy, Inc.	485,047
10,972	United States Steel Corp.(a)	293,391

		21,296,848

Media – 2.6%
135,574	Comcast Corp. Class A(a)	7,851,593
18,406	DIRECTV*	1,595,800
14,898	Regal Entertainment Group Class A(a)	318,221
72,201	Sirius XM Holdings, Inc.*	252,704
10,011	Time Warner Cable, Inc.	1,522,273
126,025	Viacom, Inc. Class B	9,483,381

		21,023,972

Pharmaceuticals, Biotechnology & Life Sciences – 11.2%
101,358	AbbVie, Inc.	6,632,868
15,723	Actavis PLC*	4,047,257
28,864	Alexion Pharmaceuticals, Inc.*	5,340,706
54,997	Amgen, Inc.	8,760,472
16,914	Biogen Idec, Inc.*	5,741,457
48,696	Cambrex Corp.*	1,052,808
14,334	Celgene Corp.*	1,603,401
24,761	Eli Lilly & Co.	1,708,261
126,346	Gilead Sciences, Inc.*	11,909,374
8,048	Infinity Pharmaceuticals, Inc.*	135,931
159,240	Johnson & Johnson	16,651,727
13,325	Mallinckrodt PLC*	1,319,575
166,278	Merck & Co., Inc.	9,442,928
308,067	Pfizer, Inc.	9,596,287
16,654	Pharmacyclics, Inc.*	2,036,118
834	Puma Biotechnology, Inc.*	157,851
6,313	Seattle Genetics, Inc.*	202,837
4,670	United Therapeutics Corp.*	604,718
28,865	Vertex Pharmaceuticals, Inc.*	3,429,162

		90,373,738

Real Estate – 2.7%
15,872	American Assets Trust, Inc. (REIT)	631,864
53,031	American Tower Corp. (REIT)	5,242,114
15,622	Apartment Investment & Management Co. Class A (REIT)	580,357
55,327	CBL & Associates Properties, Inc. (REIT)	1,074,450
41,224	CBRE Group, Inc. Class A*	1,411,922
13,450	Equity Residential (REIT)	966,248
28,074	Extra Space Storage, Inc. (REIT)	1,646,259
28,362	First Industrial Realty Trust, Inc. (REIT)	583,123
6,795	Hospitality Properties Trust (REIT)	210,645
21,406	Public Storage (REIT)	3,956,894
138,999	Sunstone Hotel Investors, Inc. (REIT)	2,294,874
20,194	The Geo Group, Inc. (REIT)	815,108
37,688	Washington Prime Group, Inc. (REIT)	648,987
41,060	Weingarten Realty Investors (REIT)	1,433,815

		21,496,660

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Retailing – 5.8%
10,896	AutoZone, Inc.*	$6,745,822
96,986	Bed Bath & Beyond, Inc.*	7,387,391
57,272	GameStop Corp. Class A(a)	1,935,794
178,063	Liberty Interactive Corp. Series A*	5,238,613
25,315	Liberty Ventures Series A*	954,882
141,850	Lowe’s Companies, Inc.	9,759,280
37,334	O’Reilly Automotive, Inc.*	7,191,275
28,743	The Gap, Inc.	1,210,368
5,544	The Priceline Group, Inc.*	6,321,324
2,503	TripAdvisor, Inc.*	186,874

		46,931,623

Semiconductors & Semiconductor Equipment – 3.4%
18,548	Advanced Energy Industries, Inc.*	439,587
181,233	Broadcom Corp. Class A	7,852,826
41,761	Intel Corp.	1,515,507
2,561	International Rectifier Corp.*	102,184
44,609	Lam Research Corp.	3,539,278
260,998	Micron Technology, Inc.*	9,137,540
54,331	SunPower Corp.*(a)	1,403,370
63,128	Texas Instruments, Inc.	3,375,138

		27,365,430

Software & Services – 13.0%
89,702	Activision Blizzard, Inc.	1,807,495
31,239	Amdocs Ltd.	1,457,455
25,773	Aspen Technology, Inc.*	902,571
251,706	CA, Inc.	7,664,448
6,244	Cimpress NV*	467,301
9,155	Constant Contact, Inc.*	335,989
48,903	eBay, Inc.*	2,744,436
50,031	Electronic Arts, Inc.*	2,352,208
11,331	Google, Inc. Class A*	6,012,909
11,331	Google, Inc. Class C*	5,964,638
7,365	IAC/InterActiveCorp	447,718
96,186	Intuit, Inc.	8,867,387
92,280	Mastercard, Inc. Class A	7,950,845
36,897	Mentor Graphics Corp.	808,782
429,434	Microsoft Corp.	19,947,209
315,985	Oracle Corp.	14,209,845
17,420	Pandora Media, Inc.*	310,599
15,256	salesforce.com inc*	904,833
10,026	Shutterstock, Inc.*	692,797
121,766	Symantec Corp.	3,123,907
89,564	Take-Two Interactive Software, Inc.*	2,510,479
7,940	Teradata Corp.*	346,819
12,293	VeriSign, Inc.*	700,701
11,116	VMware, Inc. Class A*	917,292
567,712	Xerox Corp.	7,868,488
50,292	Zillow, Inc. Class A*(a)	5,325,420

		104,642,571

Common Stocks – (continued)
Technology Hardware & Equipment – 5.9%
144,368	Apple, Inc.	$15,935,340
34,926	Benchmark Electronics, Inc.*	888,517
155,114	Corning, Inc.	3,556,764
24,038	EchoStar Corp. Class A*	1,261,995
73,006	EMC Corp.	2,171,198
27,900	Flextronics International Ltd.*	311,922
9,425	Harris Corp.	676,904
276,276	Hewlett-Packard Co.	11,086,956
25,521	Lexmark International, Inc. Class A	1,053,277
36,143	National Instruments Corp.	1,123,686
17,811	SanDisk Corp.	1,745,041
72,041	Western Digital Corp.	7,974,939

		47,786,539

Telecommunication Services – 0.1%
13,828	AT&T, Inc.	464,482
27,608	Frontier Communications Corp.	184,145
11,270	Verizon Communications, Inc.	527,211

		1,175,838

Transportation – 3.4%
24,642	Alaska Air Group, Inc.	1,472,606
14,103	Allegiant Travel Co.	2,120,104
154,374	American Airlines Group, Inc.	8,279,078
11,928	ArcBest Corp.	553,101
15,629	CSX Corp.	566,239
28,966	Delta Air Lines, Inc.	1,424,837
13,748	FedEx Corp.	2,387,478
51,198	Hertz Global Holdings, Inc.*	1,276,878
5,745	Saia, Inc.*	318,043
63,265	Southwest Airlines Co.	2,677,375
30,565	Spirit Airlines, Inc.*	2,310,103
19,376	Union Pacific Corp.	2,308,263
16,477	United Parcel Service, Inc. Class B	1,831,748

		27,525,853

Utilities – 4.6%
111,903	American Electric Power Co., Inc.	6,794,750
9,873	American Water Works Co., Inc.	526,231
113,422	Edison International	7,426,873
99,172	Entergy Corp.	8,675,567
136,313	Exelon Corp.	5,054,486
8,984	Great Plains Energy, Inc.	255,235
199,850	Public Service Enterprise Group, Inc.	8,275,788

		37,008,930

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $598,620,719)		$813,893,988

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 3.9%
Goldman Sachs Financial Square Money Market Fund – FST Shares
31,242,618	0.060%	$31,242,618
(Cost $31,242,618)

TOTAL INVESTMENTS – 104.8%
(Cost $629,863,337)		$845,136,606

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.8)%		(38,480,117)

NET ASSETS – 100.0%		$806,656,489

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	(6)	March 2015	$(720,420)	$668
S&P 500 E-mini Index	(60)	March 2015	(6,157,200)	2,052
TOTAL				$2,720

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value

Common Stocks – 96.7%
Australia – 6.3%
1,280,490	Alumina Ltd. (Materials)*	$1,849,924
62,439	AMP Ltd. (Insurance)	278,088
104,509	Australia & New Zealand Banking Group Ltd. (Banks)	2,719,320
7,611	BHP Billiton Ltd. (Materials)	179,944
30,957	BlueScope Steel Ltd. (Materials)*	140,116
3,463	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	243,261
3,749	Macquarie Group Ltd. (Diversified Financials)	176,791
38,244	National Australia Bank Ltd. (Banks)	1,042,925
62,025	NIB Holdings Ltd. (Insurance)	158,276
103,441	Qantas Airways Ltd. (Transportation)*	200,915
38,948	Ramsay Health Care Ltd. (Health Care Equipment & Services)	1,805,559
2,605	REA Group Ltd. (Media)	95,510
59,665	Sonic Healthcare Ltd. (Health Care Equipment & Services)	897,634
198,598	Suncorp Group Ltd. (Insurance)	2,268,742
387,712	Telstra Corp. Ltd. (Telecommunication Services)	1,882,275
14,355	Thorn Group Ltd. (Retailing)	36,306
130,531	Westpac Banking Corp. (Banks)	3,510,735
108,193	Woolworths Ltd. (Food & Staples Retailing)	2,688,554

		20,174,875

Austria – 0.3%
25,921	ams AG (Semiconductors & Semiconductor Equipment)	937,044
8,273	Austria Technologie & Systemtechnik AG (Technology Hardware & Equipment)	88,991

		1,026,035

Belgium – 0.7%
6,916	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	778,336
28,206	KBC Groep NV (Banks)*	1,574,178

		2,352,514

Bermuda – 0.2%
36,419	Catlin Group Ltd. (Insurance)	379,372
15,753	Hiscox Ltd. (Insurance)	176,619

		555,991

China – 0.1%
64,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	340,368

Denmark – 1.0%
321	A.P. Moeller – Maersk A/S Class A (Transportation)	614,274
9,877	GN Store Nord A/S (Health Care Equipment & Services)	215,791

Common Stocks – (continued)
Denmark – (continued)
5,510	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$233,072
17,084	Pandora A/S (Consumer Durables & Apparel)	1,384,780
18,199	Vestas Wind Systems A/S (Capital Goods)*	660,928

		3,108,845

Finland – 2.8%
76,593	Elisa OYJ (Telecommunication Services)	2,090,608
42,474	Fortum OYJ (Utilities)	922,176
75,406	Neste Oil OYJ (Energy)	1,830,375
315,034	Nokia OYJ (Technology Hardware & Equipment)	2,491,543
29,242	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	909,441
50,740	UPM-Kymmene OYJ (Materials)	831,536

		9,075,679

France – 9.0%
40,355	AXA SA (Insurance)	929,902
32,551	BNP Paribas SA (Banks)	1,921,618
985	Compagnie de Saint-Gobain (Capital Goods)	41,726
24,525	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	2,213,791
134,669	Credit Agricole SA (Banks)	1,738,378
58,130	Eutelsat Communications SA (Media)(a)	1,879,904
10,418	Gecina SA (REIT)	1,300,560
2,429	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	125,729
54,053	Legrand SA (Capital Goods)	2,835,520
297,238	Natixis SA (Banks)	1,961,360
10,145	Orange SA (Telecommunication Services)	172,533
29,559	Renault SA (Automobiles & Components)	2,152,968
34,456	Safran SA (Capital Goods)	2,125,761
50,274	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	4,583,504
5,699	Schneider Electric SE (Capital Goods)	415,054
31,325	Technicolor SA (Registered) (Media)*	174,857
13,170	Technip SA (Energy)	784,504
29,981	Total SA (Energy)	1,535,987
34,300	Vinci SA (Capital Goods)	1,872,867

		28,766,523

Germany – 10.6%
22,900	Allianz SE (Registered) (Insurance)	3,792,841
28,034	BASF SE (Materials)	2,351,518
15,296	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,084,974

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
35,816	Celesio AG (Health Care Equipment & Services)(b)	$1,154,374
35,380	Commerzbank AG (Banks)*	464,065
12,670	Continental AG (Automobiles & Components)	2,672,392
594	Daimler AG (Registered) (Automobiles & Components)	49,334
83,853	Deutsche Post AG (Registered) (Transportation)	2,722,028
40,434	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*	1,411,782
22,764	Drillisch AG (Telecommunication Services)	809,108
8,554	Elmos Semiconductor AG (Semiconductors & Semiconductor Equipment)	166,095
47,591	Freenet AG (Telecommunication Services)	1,353,121
3,968	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	296,159
44,874	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	2,333,180
24,591	Hannover Rueck SE (Insurance)	2,218,388
5,744	Henkel AG & Co. KGaA (Household & Personal Products)	556,413
68,777	K+S AG (Registered) (Materials)	1,897,912
1,971	KUKA AG (Capital Goods)	139,413
4,970	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	467,719
13,964	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	2,780,757
24,382	Nordex SE (Capital Goods)*	434,997
13,085	ProSiebenSat.1 Media AG (Registered) (Media)	546,735
14,642	Siemens AG (Registered) (Capital Goods)	1,642,889
931	STRATEC Biomedical AG (Health Care Equipment & Services)	51,520
13,751	Symrise AG (Materials)	828,431
8,620	United Internet AG (Registered) (Software & Services)	388,287

		33,614,432

Hong Kong – 4.1%
168,000	AIA Group Ltd. (Insurance)	926,599
81,500	BOC Hong Kong Holdings Ltd. (Banks)	271,569
57,000	Cathay Pacific Airways Ltd. (Transportation)	124,222
115,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	845,683
852,000	China Travel International Investment Hong Kong Ltd. (Consumer Services)	294,350

Common Stocks – (continued)
Hong Kong – (continued)
27,000	CLP Holdings Ltd. (Utilities)	$233,804
16,100	Hang Seng Bank Ltd. (Banks)	267,590
502,700	Hong Kong & China Gas Co. Ltd. (Utilities)	1,145,323
171,000	Hutchison Whampoa Ltd. (Capital Goods)	1,954,798
5,600	Jardine Matheson Holdings Ltd. (Capital Goods)	341,880
99,600	MGM China Holdings Ltd. (Consumer Services)	251,482
1,867,000	Noble Group Ltd. (Capital Goods)	1,592,808
814,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	618,029
164,000	Sun Hung Kai Properties Ltd. (Real Estate)	2,484,674
35,000	Swire Pacific Ltd. Class A (Real Estate)	454,317
120,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	103,606
32,000	Wheelock & Co. Ltd. (Real Estate)	148,574
70,000	Wynn Macau Ltd. (Consumer Services)	195,290
191,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	688,596

		12,943,194

Ireland – 0.7%
56,973	Beazley PLC (Insurance)	253,640
24,922	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,766,971
51,264	Total Produce PLC (Food & Staples Retailing)	66,374

		2,086,985

Israel – 0.2%
6,854	Mizrahi Tefahot Bank Ltd. (Banks)*	71,730
62,481	Plus500 Ltd. (Diversified Financials)(a)	576,996

		648,726

Italy – 3.4%
6,149	ASTM SpA (Transportation)	71,051
625,808	Banca Popolare di Milano Scarl (Banks)*	407,672
544	Cosmo Pharmaceuticals SpA (Pharmaceuticals, Biotechnology & Life Sciences)	79,906
27,209	Enel SpA (Utilities)	121,284
170,386	Eni SpA (Energy)	2,984,565
1,626	Exor SpA (Diversified Financials)	66,718
1,174,144	Intesa Sanpaolo SpA (Banks)	3,293,396
200,071	Iren SpA (Utilities)	218,791
131,653	Mediaset SpA (Media)*	541,694
1,943,773	Telecom Italia SpA (Telecommunication Services)*	2,073,009
135,322	UniCredit SpA (Banks)	866,820

		10,724,906

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – 21.5%
2,800	Aisin Seiki Co. Ltd. (Automobiles & Components)	$100,600
92,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	1,712,754
10,000	Alfresa Holdings Corp. (Health Care Equipment & Services)	120,760
2,900	Alpine Electronics, Inc. (Consumer Durables & Apparel)	47,610
21,000	Amada Co. Ltd. (Capital Goods)	179,945
3,500	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	108,281
187,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,611,787
14,400	Bandai Namco Holdings, Inc. (Consumer Durables & Apparel)	304,867
102,300	Brother Industries Ltd. (Technology Hardware & Equipment)	1,854,428
32,000	Calbee, Inc. (Food, Beverage & Tobacco)	1,102,298
21,400	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	327,363
3,800	Central Japan Railway Co. (Transportation)	569,530
27,100	Chubu Electric Power Co., Inc. (Utilities)*	318,453
1,100	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	150,288
14,000	Daido Metal Co. Ltd. (Automobiles & Components)	140,516
28,000	Daihen Corp. (Capital Goods)	140,737
16,400	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	229,317
105,500	Daiwa House Industry Co. Ltd. (Real Estate)	1,993,026
135,000	Daiwa Securities Group, Inc. (Diversified Financials)	1,057,069
4,000	Electric Power Development Co. Ltd. (Utilities)	135,164
24,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	849,264
12,900	Fuji Media Holdings, Inc. (Media)	159,091
71,700	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	2,187,822
16,000	Fujitsu Ltd. (Software & Services)	85,307
12,500	Heiwa Real Estate Co. Ltd. (Real Estate)	189,348
2,800	HIS Co. Ltd. (Consumer Services)	79,046
13,000	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	409,927
24,600	Hitachi Chemical Co. Ltd. (Materials)	434,603
68,000	Hitachi Ltd. (Technology Hardware & Equipment)	501,892
4,900	ITOCHU Corp. (Capital Goods)	52,308

Common Stocks – (continued)
Japan – (continued)
52,000	Japan Airlines Co. Ltd. (Transportation)	$1,541,751
59,000	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	1,288,983
17,000	Japan Exchange Group, Inc. (Diversified Financials)	396,290
10,200	JTEKT Corp. (Capital Goods)	171,664
10,400	Kao Corp. (Household & Personal Products)	410,119
749,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	2,000,942
6,500	KDDI Corp. (Telecommunication Services)	408,356
7,000	Kinden Corp. (Capital Goods)	70,705
35,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	434,906
21,900	Konica Minolta, Inc. (Technology Hardware & Equipment)	238,623
2,900	Kyoritsu Maintenance Co. Ltd. (Consumer Services)(a)	139,400
126,000	Mitsubishi Electric Corp. (Capital Goods)	1,496,635
520,900	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,861,944
187,100	Mitsui & Co. Ltd. (Capital Goods)	2,505,855
1,688,500	Mizuho Financial Group, Inc. (Banks)	2,830,438
91,600	MS&AD Insurance Group Holdings, Inc. (Insurance)	2,170,757
449,000	Nippon Express Co. Ltd. (Transportation)	2,275,433
19,700	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	1,006,328
2,400	Nissin Foods Holdings Co. Ltd. (Food, Beverage & Tobacco)	114,392
64,600	Nomura Holdings, Inc. (Diversified Financials)	365,574
2,500	NS Solutions Corp. (Software & Services)	66,879
70,000	NTN Corp. (Capital Goods)	309,134
22,500	NTT Data Corp. (Software & Services)	838,234
71,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,140,659
6,000	Riso Kagaku Corp. (Technology Hardware & Equipment)	96,586
65,000	Sankyu, Inc. (Transportation)	263,830
7,500	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	403,761
50,300	Seiko Epson Corp. (Technology Hardware & Equipment)	2,104,764
19,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	228,589

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
28,900	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	$1,039,572
57,200	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,477,811
156,000	Showa Denko KK (Materials)	192,038
17,000	SKY Perfect JSAT Holdings, Inc. (Media)	100,315
11,800	SoftBank Corp. (Telecommunication Services)	702,375
81,300	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	2,044,509
43,500	Sumitomo Corp. (Capital Goods)	446,775
29,000	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	280,832
40,500	Sumitomo Electric Industries Ltd. (Automobiles & Components)	505,816
15,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	80,685
49,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,778,714
202,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	773,718
71,400	Suzuki Motor Corp. (Automobiles & Components)	2,139,669
8,500	T&D Holdings, Inc. (Insurance)	101,897
8,800	Tamron Co. Ltd. (Consumer Durables & Apparel)	174,480
18,100	The Chugoku Electric Power Co., Inc. (Utilities)	236,648
28,200	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	428,072
24,600	The Kansai Electric Power Co., Inc. (Utilities)*	234,022
11,700	Tohoku Electric Power Co., Inc. (Utilities)	136,147
46,100	Tokio Marine Holdings, Inc. (Insurance)	1,497,222
26,000	Tokuyama Corp. (Materials)	52,420
18,000	Tokyo Tatemono Co. Ltd. (Real Estate)	130,997
26,800	Toyota Motor Corp. (Automobiles & Components)	1,670,106
51,600	Unicharm Corp. (Household & Personal Products)	1,236,805
2,900	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)	11,197
43,400	West Japan Railway Co. (Transportation)	2,051,877
301,300	Yamada Denki Co. Ltd. (Retailing)	1,010,898
30,100	Yamaha Motor Co. Ltd. (Automobiles & Components)	602,220
5,200	Yusen Logistics Co. Ltd. (Transportation)	57,566

		68,530,335

Luxembourg – 0.1%
14,441	Aperam (Materials)*	423,772

Common Stocks – (continued)
Netherlands – 2.6%
36,747	Boskalis Westminster NV (Capital Goods)	$2,010,248
24,206	Corio NV (REIT)	1,185,413
13,246	Heineken Holding NV (Food, Beverage & Tobacco)	829,220
127,308	ING Groep NV CVA (Banks)*(b)	1,644,776
90,336	Koninklijke Ahold NV (Food & Staples Retailing)	1,605,530
24,032	Royal Dutch Shell PLC Class A (Energy)	801,129
2,463	Royal Dutch Shell PLC Class B (Energy)	85,099

		8,161,415

New Zealand – 0.0%
31,701	Spark New Zealand Ltd. (Telecommunication Services)	76,904

Norway – 3.7%
15,881	Borregaard ASA (Materials)	117,466
115,205	DNB ASA (Banks)	1,699,346
47,005	Gjensidige Forsikring ASA (Insurance)	766,999
5,252	Kongsberg Gruppen ASA (Capital Goods)	86,556
139,421	Marine Harvest ASA (Food, Beverage & Tobacco)	1,914,309
341,451	Norsk Hydro ASA (Materials)	1,923,406
12,262	Salmar ASA (Food, Beverage & Tobacco)	208,742
140,000	Statoil ASA (Energy)	2,464,957
14,758	Telenor ASA (Telecommunication Services)	298,534
49,488	Yara International ASA (Materials)	2,203,820

		11,684,135

Singapore – 1.1%
56,504	DBS Group Holdings Ltd. (Banks)	874,757
3,000	Jardine Cycle & Carriage Ltd. (Retailing)	96,113
30,000	OUE Ltd. (Consumer Services)	46,084
167,000	Singapore Airlines Ltd. (Transportation)	1,456,816
120,000	Singapore Telecommunications Ltd. (Telecommunication Services)	352,237
40,287	Singapore Telecommunications Ltd. CDI (Telecommunication Services)	118,663
6,000	United Overseas Bank Ltd. (Banks)	110,724
69,000	UOL Group Ltd. (Real Estate)	360,717

		3,416,111

South Africa – 0.6%
112,983	Mondi PLC (Materials)	1,835,463

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Spain – 3.2%
11,393	ACS Actividades de Construccion y Servicios SA (Capital Goods)	$397,104
79,899	Amadeus IT Holding SA Class A (Software & Services)	3,182,164
70,257	Banco Bilbao Vizcaya Argentaria SA (Banks)	663,536
135,285	Banco Santander SA (Banks)	1,135,463
7,739	Bankinter SA (Banks)	62,173
93,444	Endesa SA (Utilities)	1,870,683
72,980	Ferrovial SA (Capital Goods)	1,442,681
4,581	Gas Natural SDG SA (Utilities)	115,077
6,472	Grupo Catalana Occidente SA (Insurance)	186,645
93,447	Iberdrola SA (Utilities)	629,902
23,745	Mediaset Espana Comunicacion SA (Media)*	298,524
15,840	Repsol SA (Energy)	296,538

		10,280,490

Sweden – 2.3%
4,588	Axfood AB (Food & Staples Retailing)	273,866
4,019	Hennes & Mauritz AB Class B (Retailing)	166,970
22,705	Husqvarna AB Class B (Consumer Durables & Apparel)	166,892
216,928	Nordea Bank AB (Banks)	2,511,112
94,475	Swedbank AB Class A (Banks)	2,344,013
57,040	Swedish Match AB (Food, Beverage & Tobacco)	1,787,321

		7,250,174

Switzerland – 5.9%
19,303	ABB Ltd. (Registered) (Capital Goods)*	408,416
19,312	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	2,223,218
1,906	Autoneum Holding AG (Automobiles & Components)*	321,643
3,776	Basilea Pharmaceutica (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	347,170
24	Chocoladefabriken Lindt & Sprungli AG (Registered) (Food, Beverage & Tobacco)	1,384,845
30	Conzzeta AG (Registered) (Capital Goods)*	102,142
3,524	EMS-Chemie Holding AG (Registered) (Materials)	1,426,597
314	Flughafen Zuerich AG (Registered) (Transportation)	209,991
5,140	Geberit AG (Registered) (Capital Goods)	1,738,877
1,411	Helvetia Holding AG (Registered) (Insurance)	670,436

Common Stocks – (continued)
Switzerland – (continued)
11,206	Logitech International SA (Registered) (Technology Hardware & Equipment)	$151,836
1,606	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	180,822
15	Metall Zug AG (Registered) Class B (Consumer Durables & Apparel)	36,393
9,857	Nestle SA (Registered) (Food, Beverage & Tobacco)	718,585
14,028	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,301,006
75,899	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	947,457
12,762	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,455,016
2,636	Swiss Life Holding AG (Registered) (Insurance)*	623,023
30,810	Swiss Re AG (Insurance)*	2,581,007

		18,828,480

United Kingdom – 16.3%
16,828	Aberdeen Asset Management PLC (Diversified Financials)	112,444
4,294	Admiral Group PLC (Insurance)	88,092
201,123	Amlin PLC (Insurance)	1,491,893
38,203	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,698,306
69,647	BAE Systems PLC (Capital Goods)	509,342
54,919	Barclays PLC (Banks)	206,459
81,678	Barratt Developments PLC (Consumer Durables & Apparel)	594,462
48,010	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	1,845,956
6,399	Bodycote PLC (Capital Goods)	64,234
7,361	BP PLC ADR (Energy)(b)	280,601
81,251	British American Tobacco PLC (Food, Beverage & Tobacco)	4,403,067
27,422	BT Group PLC (Telecommunication Services)	170,567
14,449	Cobham PLC (Capital Goods)	72,535
15,032	Diageo PLC (Food, Beverage & Tobacco)	430,623
300,454	Dixons Carphone PLC (Retailing)	2,158,173
78,621	easyJet PLC (Transportation)	2,034,638
9,595	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	410,090
176,633	Hammerson PLC (REIT)	1,654,152
328,972	Henderson Group PLC (Diversified Financials)	1,087,676
65,791	Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,018,566

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
82,959	Home Retail Group PLC (Retailing)	$267,356
219,100	HSBC Holdings PLC (Banks)	2,070,441
5,923	IG Group Holdings PLC (Diversified Financials)	66,187
66,685	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	2,935,439
83,381	Inchcape PLC (Retailing)	936,791
39,763	Indivior PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	92,590
53,648	InterContinental Hotels Group PLC (Consumer Services)	2,158,599
154,022	International Consolidated Airlines Group SA (Transportation)*	1,147,351
630,048	ITV PLC (Media)	2,101,661
46,420	Jazztel PLC (Telecommunication Services)*	701,544
21,924	Land Securities Group PLC (REIT)	394,098
93,620	Lavendon Group PLC (Capital Goods)	251,793
228,779	National Grid PLC (Utilities)	3,246,210
9,667	Next PLC (Retailing)	1,025,252
18,164	Pace PLC (Technology Hardware & Equipment)	97,391
810	Rank Group PLC (Consumer Services)	2,041
39,763	Reckitt Benckiser Group PLC (Household & Personal Products)	3,220,560
9,999	Rio Tinto PLC (Materials)	460,924
22,656	Safestore Holdings PLC (REIT)	81,923
62,057	Severn Trent PLC (Utilities)	1,935,511
285,247	Spirit Pub Co. PLC (Consumer Services)	463,703
64,350	SSE PLC (Utilities)	1,625,937
25,156	Standard Chartered PLC (Banks)	376,230
12,330	TalkTalk Telecom Group PLC (Telecommunication Services)	58,032
36,085	Unilever PLC (Food, Beverage & Tobacco)	1,466,068
160,621	United Utilities Group PLC (Utilities)	2,281,448
11,711	WS Atkins PLC (Commercial & Professional Services)	248,022

		52,044,978

TOTAL COMMON STOCKS
(Cost $273,958,220)		$307,951,330

Preferred Stocks – 0.8%
Germany – 0.8%
23,325	Henkel AG & Co. KGaA (Household & Personal Products)	$2,512,519
4,614	Sixt SE (Transportation)	142,768

TOTAL PREFERRED STOCKS
(Cost $2,102,234)		$2,655,287

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $276,060,454)		$310,606,617

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.4%
Goldman Sachs Financial Square Money Market Fund – FST Shares
1,328,478	0.060%	$1,328,478
(Cost $1,328,478)

TOTAL INVESTMENTS – 97.9%
(Cost $277,388,932)		$311,935,095

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		6,664,106

NET ASSETS – 100.0%		$318,599,201

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CDI	—CHESS Depositary Interest
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	(31)	March 2015	$(1,175,237)	$19,016
FTSE 100 Index	(6)	March 2015	(609,958)	7,637
Hang Seng Index	(1)	January 2015	(152,483)	1,273
MSCI Singapore Index	(1)	January 2015	(57,615)	(111)
SPI 200 Index	(2)	March 2015	(219,734)	66
TSE TOPIX Index	(5)	March 2015	(587,535)	11,907
TOTAL				$39,788

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2014

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,158,402,442, $455,466,014, $598,620,719 and $276,060,454)(a)	$1,380,806,269	$421,197,006	$813,893,988	$310,606,617
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	—	31,242,618	1,328,478
Cash	72,124,576	13,915,745	19,926,876	—
Foreign currencies, at value (cost $0, $6,388,532, $0 and $4,001)	—	6,345,034	—	3,989
Receivables:
Investments sold	10,676,304	33,534	—	51,816
Fund shares sold	2,835,015	2,994,338	1,027,477	9,924,701
Dividends	2,169,721	534,358	813,806	253,149
Variation margin on certain derivative contracts	—	14,047	—	—
Foreign tax reclaims	—	1,005,436	—	121,669
Securities lending income	—	—	45,961	8,500
Reimbursement from investment adviser	—	—	—	4,975
Other assets	7,656	2,426	3,115	1,372
Total assets	1,468,619,541	446,041,924	866,953,841	322,305,266

Liabilities:
Payables:
Investments purchased	15,637,950	—	—	—
Written options, at value (premiums received $10,676,304, $4,484,952, $0 and $0)	10,192,500	4,617,038	—	—
Fund shares redeemed	4,971,431	10,396,171	28,083,281	1,081
Management fees	884,230	299,372	495,722	229,506
Variation margin on certain derivative contracts	365,715	—	166,132	4,495
Distribution and Service fees and Transfer Agent fees	182,299	21,172	59,634	11,746
Payable upon return of securities loaned	—	—	31,242,618	1,328,478
Due to custodian	—	—	—	2,013,776
Due to broker	—	1,023,343	—	—
Accrued expenses and other liabilities	107,836	119,948	249,965	116,983
Total liabilities	32,341,961	16,477,044	60,297,352	3,706,065

Net Assets:
Paid-in capital	1,202,317,822	471,604,665	595,028,871	345,545,509
Undistributed (distributions in excess of) net investment income	563,006	(543,089)	732,302	(524,208)
Accumulated net realized gain (loss)	10,082,978	(6,835,287)	(4,380,673)	(60,996,426)
Net unrealized gain (loss)	223,313,774	(34,661,409)	215,275,989	34,574,326
NET ASSETS	$1,436,277,580	$429,564,880	$806,656,489	$318,599,201
Net Assets:
Class A	$172,832,038	$10,564,894	$51,252,531	$2,151,423
Class C	74,125,045	2,634,253	15,749,956	180,968
Institutional	1,149,360,834	415,503,249	735,421,004	316,061,574
Service	—	—	57,748	—
Class IR	39,959,663	862,484	4,175,250	205,236
Total Net Assets	$1,436,277,580	$429,564,880	$806,656,489	$318,599,201
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	14,694,852	1,479,162	2,938,906	254,720
Class C	6,314,757	379,711	944,820	21,894
Institutional	97,948,593	59,096,649	41,568,017	37,816,434
Service	—	—	3,294	—
Class IR	3,401,159	122,833	235,867	24,349
Net asset value, offering and redemption price per share:(b)
Class A	$11.76	$7.14	$17.44	$8.45
Class C	11.74	6.94	16.67	8.27
Institutional	11.73	7.03	17.69	8.36
Service	—	—	17.53	—
Class IR	11.75	7.02	17.70	8.43

(a)	Includes loaned securities having a market value of $30,328,380 and $1,257,524 for the U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds is $12.44, $7.56, $18.46 and $8.94, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2014

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $38,288, $1,527,513, $725 and $845,361)	$42,250,280	$19,771,008	$10,987,951	$11,353,556
Securities lending income — affiliated issuer	—	—	193,580	292,368
Total investment income	42,250,280	19,771,008	11,181,531	11,645,924

Expenses:
Management fees	9,831,523	3,644,742	4,573,232	2,410,973
Distribution and Service fees(a)	1,108,653	55,164	227,642	8,109
Transfer Agent fees(a)	944,990	202,566	344,605	118,141
Custody, accounting and administrative services	104,967	178,064	56,001	150,330
Printing and mailing costs	80,711	28,841	31,285	20,473
Professional fees	78,956	126,823	87,023	105,390
Registration fees	70,569	46,354	100,075	50,404
Trustee fees	27,676	24,935	25,222	24,087
Service share fees — Service Plan	—	—	216	—
Service share fees — Shareholder Administration Plan	—	—	216	—
Other	48,092	24,308	21,439	14,522
Total expenses	12,296,137	4,331,797	5,466,956	2,902,429
Less — expense reductions	(230,975)	(2,564)	(51,948)	(99,052)
Net expenses	12,065,162	4,329,233	5,415,008	2,803,377
NET INVESTMENT INCOME	30,185,118	15,441,775	5,766,523	8,842,547

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	82,951,291	2,259,104	(4,461,616)	(16,185,439)
Futures contracts	1,878,646	968,190	2,418,513	(609,040)
Foreign currency transactions	—	(1,471,179)	—	(600,469)
Written options	(11,463,204)	2,700,389	—	—
Net change in unrealized gain (loss) on:
Investments	33,815,221	(44,992,761)	84,251,152	(9,897,906)
Futures contracts	633,696	(173,603)	(715,331)	(395,092)
Foreign currency translation	—	(182,115)	—	(48,691)
Written options	4,041,333	1,858,886	—	—
Net realized and unrealized gain (loss)	111,856,983	(39,033,089)	81,492,718	(27,736,637)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$142,042,101	$(23,591,314)	$87,259,241	$(18,894,090)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B(b)	Class C	Class A	Class B(b)	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$408,399	$—	$700,254	$310,385	$—	$133,049	$428,398	$—	$73,158
International Equity Dividend and Premium	27,603	—	27,561	20,979	—	5,237	173,968	—	2,382
U.S. Tax-Managed Equity	98,922	4,588	124,132	75,182	872	23,585	239,088	34	5,844
International Tax-Managed Equity	6,967	—	1,142	5,295	—	217	112,209	—	420

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013
From operations:
Net investment income	$30,185,118	$27,733,144
Net realized gain (loss)	73,366,733	41,087,822
Net change in unrealized gain (loss)	38,490,250	208,053,842
Net increase (decrease) in net assets resulting from operations	142,042,101	276,874,808

Distributions to shareholders:
From net investment income
Class A Shares	(3,110,424)	(3,047,018)
Class C Shares	(833,020)	(686,738)
Institutional Shares	(24,915,119)	(23,318,921)
Service Shares	—	—
Class IR Shares	(836,386)	(610,924)
From net realized gains
Class A Shares	(6,251,267)	(6,580,117)
Class B Shares(a)	—	—
Class C Shares	(2,813,376)	(2,621,248)
Institutional Shares	(43,342,071)	(42,757,396)
Service Shares	—	—
Class IR Shares	(1,500,736)	(1,379,858)
From capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	(83,602,399)	(81,002,220)

From share transactions:
Proceeds from sales of shares	319,904,406	370,038,789
Reinvestment of distributions	72,709,963	69,717,772
Cost of shares redeemed	(357,242,749)	(398,636,137)
Net increase (decrease) in net assets resulting from share transactions	35,371,620	41,120,424
TOTAL INCREASE	93,811,322	236,993,012

Net assets:
Beginning of year	1,342,466,258	1,105,473,246
End of year	$1,436,277,580	$1,342,466,258
Undistributed (distributions in excess of) net investment income	$563,006	$562,802

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and Premium Fund		U.S. Tax-Managed Equity Fund		International Tax-Managed Equity Fund
For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

$15,441,775	$10,852,021	$5,766,523	$4,725,067	$8,842,547	$4,119,396
4,456,504	23,320,813	(2,043,103)	(2,264,626)	(17,394,948)	(9,342,981)
(43,489,593)	25,551,358	83,535,821	135,438,808	(10,341,689)	43,310,425
(23,591,314)	59,724,192	87,259,241	137,899,249	(18,894,090)	38,086,840

(317,068)	(304,428)	(176,905)	(184,418)	(52,969)	(48,143)
(62,090)	(39,351)	—	—	(3,009)	(686)
(14,093,242)	(10,566,288)	(5,400,255)	(4,174,443)	(8,918,554)	(4,806,624)
—	—	—	(3,886)	—	—
(39,963)	(53,014)	(23,594)	(5,934)	(5,515)	(4,509)

(341,348)	(300,145)	—	(409,643)	—	—
—	—	—	(8,281)	—	—
(86,092)	(77,825)	—	(131,050)	—	—
(13,463,468)	(12,224,977)	—	(5,390,876)	—	—
—	—	—	(5,604)	—	—
(28,895)	(50,895)	—	(8,918)	—	—

—	—	—	—	—	(357)
—	—	—	—	—	(5)
—	—	—	—	—	(35,610)
—	—	—	—	—	(33)
(28,432,166)	(23,616,923)	(5,600,754)	(10,323,053)	(8,980,047)	(4,895,967)

159,284,006	106,927,807	277,231,053	176,510,247	157,935,324	88,954,530
27,828,550	23,159,810	5,504,778	10,211,977	8,977,898	4,888,674
(123,752,731)	(132,826,675)	(98,808,216)	(122,880,276)	(52,524,848)	(44,655,961)
63,359,825	(2,739,058)	183,927,615	63,841,948	114,388,374	49,187,243
11,336,345	33,368,211	265,586,102	191,418,144	86,514,237	82,378,116

418,228,535	384,860,324	541,070,387	349,652,243	232,084,964	149,706,848
$429,564,880	$418,228,535	$806,656,489	$541,070,387	$318,599,201	$232,084,964
$(543,089)	$(174,412)	$732,302	$581,552	$(524,208)	$(624,925)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$11.26	$0.23		$0.95	$1.18	$(0.22)	$(0.46)	$(0.68)
2014 - C	11.24	0.14		0.96	1.10	(0.14)	(0.46)	(0.60)
2014 - Institutional	11.24	0.27		0.95	1.22	(0.27)	(0.46)	(0.73)
2014 - IR	11.25	0.26		0.95	1.21	(0.25)	(0.46)	(0.71)
2013 - A	9.60	0.20		2.12	2.32	(0.20)	(0.46)	(0.66)
2013 - C	9.59	0.13		2.11	2.24	(0.13)	(0.46)	(0.59)
2013 - Institutional	9.58	0.25		2.12	2.37	(0.25)	(0.46)	(0.71)
2013 - IR	9.59	0.23		2.12	2.35	(0.23)	(0.46)	(0.69)
2012 - A	9.39	0.25		0.71	0.96	(0.24)	(0.51)	(0.75)
2012 - C	9.38	0.18		0.71	0.89	(0.17)	(0.51)	(0.68)
2012 - Institutional	9.37	0.28		0.72	1.00	(0.28)	(0.51)	(0.79)
2012 - IR	9.38	0.29		0.70	0.99	(0.27)	(0.51)	(0.78)
2011 - A	9.38	0.18	(d)	0.27	0.45	(0.19)	(0.25)	(0.44)
2011 - C	9.38	0.11	(d)	0.27	0.38	(0.13)	(0.25)	(0.38)
2011 - Institutional	9.36	0.22	(d)	0.27	0.49	(0.23)	(0.25)	(0.48)
2011 - IR	9.38	0.21	(d)	0.26	0.47	(0.22)	(0.25)	(0.47)
2010 - A	8.29	0.16	(e)	1.08	1.24	(0.15)	—	(0.15)
2010 - C	8.29	0.13	(e)	1.05	1.18	(0.09)	—	(0.09)
2010 - Institutional	8.28	0.26	(e)	1.01	1.27	(0.19)	—	(0.19)
2010 - IR (Commenced August 31, 2010)	8.06	0.11	(e)	1.30	1.41	(0.09)	—	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.56% of average net assets.
(f)	Annualized.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.76	10.47%	$172,832	1.19%		1.20%		1.96%		53%
11.74	9.68	74,125	1.94		1.95		1.21		53
11.73	10.83	1,149,361	0.79		0.80		2.36		53
11.75	10.75	39,960	0.94		0.95		2.21		53
11.26	24.58	167,149	1.19		1.21		1.92		69
11.24	23.61	66,872	1.94		1.96		1.17		69
11.24	25.14	1,072,965	0.79		0.81		2.32		69
11.25	24.93	35,480	0.94		0.96		2.18		69
9.60	10.30	145,184	1.21		1.22		2.48		67
9.59	9.57	45,243	1.96		1.97		1.83		67
9.58	10.74	895,258	0.81		0.82		2.83		67
9.59	10.60	19,787	0.96		0.97		2.90		67
9.39	4.90	70,499	1.24		1.25		1.94	(d)	90
9.38	4.03	17,378	1.99		2.00		1.14	(d)	90
9.37	5.31	688,194	0.84		0.85		2.29	(d)	90
9.38	5.05	1,425	0.99		1.00		2.20	(d)	90
9.38	15.07	37,112	1.24		1.26		1.84	(e)	140
9.38	14.32	10,851	1.99		2.01		1.52	(e)	140
9.36	15.53	408,032	0.84		0.86		2.95	(e)	140
9.38	17.53	1	0.99	(f)	1.01	(f)	4.04	(e)(f)	140

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$8.00	$0.25	(c)(d)	$(0.64)	$(0.39)	$(0.23)	$(0.24)	$(0.47)
2014 - C	7.80	0.18	(c)(d)	(0.62)	(0.44)	(0.18)	(0.24)	(0.42)
2014 - Institutional	7.89	0.27	(c)(d)	(0.63)	(0.36)	(0.26)	(0.24)	(0.50)
2014 - IR	7.88	0.28	(c)(d)	(0.66)	(0.38)	(0.24)	(0.24)	(0.48)
2013 - A	7.31	0.19	(c)	0.92	1.11	(0.18)	(0.24)	(0.42)
2013 - C	7.15	0.12	(c)	0.90	1.02	(0.13)	(0.24)	(0.37)
2013 - Institutional	7.21	0.20	(c)	0.93	1.13	(0.21)	(0.24)	(0.45)
2013 - IR	7.20	0.21	(c)	0.91	1.12	(0.20)	(0.24)	(0.44)
2012 - A	6.60	0.16		0.78	0.94	(0.17)	(0.06)	(0.23)
2012 - C	6.47	0.13		0.74	0.87	(0.13)	(0.06)	(0.19)
2012 - Institutional	6.52	0.21		0.74	0.95	(0.20)	(0.06)	(0.26)
2012 - IR	6.52	0.26		0.67	0.93	(0.19)	(0.06)	(0.25)
2011 - A	8.17	0.21	(e)	(1.20)	(0.99)	(0.23)	(0.35)	(0.58)
2011 - C	8.02	0.16	(e)	(1.19)	(1.03)	(0.17)	(0.35)	(0.52)
2011 - Institutional	8.07	0.24	(e)	(1.18)	(0.94)	(0.26)	(0.35)	(0.61)
2011 - IR	8.06	0.24	(e)	(1.18)	(0.94)	(0.25)	(0.35)	(0.60)
2010 - A	7.86	0.16	(c)	0.41	0.57	(0.14)	(0.12)	(0.26)
2010 - C	7.73	0.10	(c)	0.41	0.51	(0.10)	(0.12)	(0.22)
2010 - Institutional	7.76	0.18	(c)	0.42	0.60	(0.17)	(0.12)	(0.29)
2010 - IR (Commenced August 31, 2010)	7.08	0.04	(c)	1.10	1.14	(0.04)	(0.12)	(0.16)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.
(e)	Reflects income recognized from a corporate action which amounted to $0.01 per share and 0.13% of average net assets.
(f)	Annualized.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of year	Total return(a)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$7.14	(5.30)%	$10,565	1.35%		1.35%		3.13	%(d)	44%
6.94	(6.04)	2,634	2.10		2.10		2.32	(d)	44
7.03	(4.99)	415,503	0.95		0.95		3.45	(d)	44
7.02	(5.16)	862	1.09		1.09		3.52	(d)	44
8.00	15.57	10,323	1.34		1.36		2.56		97
7.80	14.68	2,582	2.10		2.11		1.54		97
7.89	16.14	403,776	0.94		0.96		2.71		97
7.88	15.98	1,547	1.09		1.11		2.74		97
7.31	14.48	14,952	1.30		1.37		3.51		60
7.15	13.71	1,640	2.05		2.11		1.99		60
7.21	14.93	366,136	0.90		0.95		2.68		60
7.20	14.56	2,133	1.05		1.10		4.06		60
6.60	(12.44)	171,063	1.30		1.38		2.74	(e)	51
6.47	(13.06)	1,502	2.05		2.13		1.87	(e)	51
6.52	(11.99)	116,023	0.90		0.98		3.17	(e)	51
6.52	(12.01)	1,315	1.05		1.13		0.54	(e)	51
8.17	7.59	158,348	1.30		1.45		2.06		41
8.02	6.81	1,342	2.05		2.20		1.28		41
8.07	8.10	97,651	0.90		1.05		2.38		41
8.06	16.12	1	1.05	(f)	1.20	(f)	1.48	(f)	41

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$15.45	$0.09		$1.97		$2.06	$(0.07)	$—	$(0.07)
2014 - C	14.82	(0.04)		1.89		1.85	—	—	—
2014 - Institutional	15.66	0.15		2.01		2.16	(0.13)	—	(0.13)
2014 - Service	15.49	0.04		2.00		2.04	—	—	—
2014 - IR	15.68	0.13		2.00		2.13	(0.11)	—	(0.11)
2013 - A	11.38	0.11		4.22		4.33	(0.08)	(0.18)	(0.26)
2013 - C	10.95	—	(d)	4.05		4.05	—	(0.18)	(0.18)
2013 - Institutional	11.54	0.16		4.28		4.44	(0.14)	(0.18)	(0.32)
2013 - Service	11.46	0.12		4.22		4.34	(0.13)	(0.18)	(0.31)
2013 - IR	11.55	0.14		4.29		4.43	(0.12)	(0.18)	(0.30)
2012 - A	9.94	0.12		1.44	(e)	1.56	(0.12)	—	(0.12)
2012 - C	9.57	0.05		1.38	(e)	1.43	(0.05)	—	(0.05)
2012 - Institutional	10.08	0.18		1.46	(e)	1.64	(0.18)	—	(0.18)
2012 - Service	10.01	0.12		1.45	(e)	1.57	(0.12)	—	(0.12)
2012 - IR	10.09	0.16		1.46	(e)	1.62	(0.16)	—	(0.16)
2011 - A	9.73	0.09	(f)	0.20		0.29	(0.08)	—	(0.08)
2011 - C	9.39	0.01	(f)	0.20		0.21	(0.03)	—	(0.03)
2011 - Institutional	9.89	0.13	(f)	0.21		0.34	(0.15)	—	(0.15)
2011 - Service	9.81	0.07	(f)	0.22		0.29	(0.09)	—	(0.09)
2011 - IR	9.89	0.10	(f)	0.23		0.33	(0.13)	—	(0.13)
2010 - A	8.64	0.08		1.08		1.16	(0.07)	—	(0.07)
2010 - C	8.33	0.01		1.05		1.06	—	—	—
2010 - Institutional	8.78	0.11		1.11		1.22	(0.11)	—	(0.11)
2010 - Service	8.72	0.07		1.09		1.16	(0.07)	—	(0.07)
2010 - IR (Commenced August 31, 2010)	8.18	0.03		1.78		1.81	(0.10)	—	(0.10)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 15.49%,14.74%, 14.68%, 15.92%, 15.36%, and 15.80%, respectively.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(g)	Annualized.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.44	13.32%		$51,253	1.18%		1.19%		0.52%		57%
16.67	12.48		15,750	1.93		1.94		(0.22)		57
17.69	13.78		735,421	0.78		0.79		0.93		57
17.53	13.17		58	1.28		1.29		0.25		57
17.70	13.57		4,175	0.93		0.94		0.78		57
15.45	38.17		34,792	1.15		1.21		0.80		95
14.82	37.07		10,648	1.90		1.96		0.04		95
15.66	38.73		493,729	0.75		0.81		1.17		95
15.49	38.08		411	1.27		1.29		0.81		95
15.68	38.48		843	0.91		0.96		1.02		95
11.38	15.69	(e)	35,890	1.09		1.23		1.13		184
10.95	14.89	(e)	8,228	1.84		1.97		0.44		184
11.54	16.12	(e)	304,435	0.69		0.82		1.65		184
11.46	15.56	(e)	40	1.19		1.32		1.11		184
11.55	16.01	(e)	476	0.84		0.97		1.42		184
9.94	3.02		51,064	1.09		1.24		0.85	(f)	99
9.57	2.22		7,964	1.84		1.99		0.14	(f)	99
10.08	3.43		227,070	0.69		0.84		1.31	(f)	99
10.01	2.92		36	1.19		1.34		0.72	(f)	99
10.09	3.35		494	0.84		0.99		1.01	(f)	99
9.73	13.46		91,857	1.09		1.25		0.82		200
9.39	12.59		9,484	1.84		2.00		0.07		200
9.89	14.04		200,795	0.69		0.85		1.22		200
9.81	13.34		59	1.19		1.35		0.69		200
9.89	22.18		1	0.84	(g)	1.00	(g)	0.97	(g)	200

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$9.18	$0.27	(d)	$(0.80)	$(0.53)	$(0.20)
2014 - C	9.03	0.15	(d)	(0.74)	(0.59)	(0.17)
2014 - Institutional	9.10	0.28	(d)	(0.77)	(0.49)	(0.25)
2014 - IR	9.17	0.29	(d)	(0.80)	(0.51)	(0.23)
2013 - A	7.62	0.15		1.54	1.69	(0.13	)(e)
2013 - C	7.55	0.10		1.51	1.61	(0.13	)(e)
2013 - Institutional	7.59	0.19		1.53	1.72	(0.21	)(e)
2013 - IR	7.66	0.20		1.51	1.71	(0.20	)(e)
2012 - A	6.65	0.17		0.98	1.15	(0.18)
2012 - C	6.64	0.11		0.96	1.07	(0.16)
2012 - Institutional	6.64	0.19		0.98	1.17	(0.22)
2012 - IR	6.64	0.35		0.82	1.17	(0.15)
2011 - A	7.90	0.20	(f)	(1.25)	(1.05)	(0.20)
2011 - C	7.88	0.13	(f)	(1.23)	(1.10)	(0.14)
2011 - Institutional	7.90	0.21	(f)	(1.23)	(1.02)	(0.24)
2011 - IR	7.90	0.20	(f)	(1.24)	(1.04)	(0.22)
2010 - A	7.40	0.13		0.51	0.64	(0.14)
2010 - C	7.39	0.08		0.50	0.58	(0.09)
2010 - Institutional	7.39	0.15		0.53	0.68	(0.17)
2010 - IR (Commenced August 31, 2010)	6.82	0.03		1.21	1.24	(0.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(e)	Includes a distribution from capital of less than $0.01 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.
(g)	Annualized.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.45	(5.79)%	$2,151	1.38%		1.42%		2.98	%(d)	106%
8.27	(6.55)	181	2.13		2.17		1.71	(d)	106
8.36	(5.48)	316,062	0.98		1.02		3.12	(d)	106
8.43	(5.59)	205	1.13		1.17		3.12	(d)	106
9.18	22.23	3,388	1.31		1.51		1.79		95
9.03	21.38	70	2.10		2.23		1.15		95
9.10	22.70	228,410	0.95		1.08		2.27		95
9.17	22.36	217	1.12		1.21		2.34		95
7.62	17.25	15,384	1.26		1.59		2.44		182
7.55	16.20	32	2.01		2.30		1.52		182
7.59	17.71	134,290	0.86		1.17		2.69		182
7.66	17.68	1	1.02		1.36		5.14		182
6.65	(13.33)	40,837	1.26		1.57		2.60	(f)	88
6.64	(13.88)	19	2.01		2.32		1.72	(f)	88
6.64	(12.92)	101,165	0.86		1.17		2.81	(f)	88
6.64	(13.11)	1	1.01		1.32		2.68	(f)	88
7.90	8.64	75,854	1.26		1.56		1.75		70
7.88	7.89	24	2.01		2.31		1.05		70
7.90	9.17	85,604	0.86		1.16		2.12		70
7.90	18.21	1	1.01	(g)	1.31	(g)	1.26	(g)	70

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity†	A, C, Institutional and IR	Diversified
U.S. Tax-Managed Equity†	A, C, Institutional, Service and IR	Diversified

†	Formerly, Structured International Tax-Managed Equity and Structured Tax-Managed Equity. On April 30, 2014, the Funds changed their names to the International Tax-Managed Equity and U.S. Tax-Managed Equity Funds, respectively.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of each Fund were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2014:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,380,806,269	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$426,143	$—	$—
Liabilities
Written Options	$(10,192,500)	$—	$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,238,880	$110,583,614	$—
Australia and Oceania	—	32,598,987	—
Europe	17,719,462	257,211,721	—
North America	—	1,844,342	—
Total	$18,958,342	$402,238,664	$—

Derivative Type
Liabilities
Futures Contracts(b)	$(127,914)	$—	$—
Written Options	(4,617,038)	—	—
Total	$(4,744,952)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$813,893,988	$—	$—
Securities Lending Reinvestment Vehicle	31,242,618	—	—
Total	$845,136,606	$—	$—

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. TAX-MANAGED EQUITY (continued)

Derivative Type	Level 1	level 2	Level 3
Assets(b)
Futures Contracts	$2,720	$—	$—

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$1,835,463	$—
Asia	341,880	85,536,854	—
Australia and Oceania	—	20,251,779	—
Europe	690,691	201,430,275	—
North America	—	555,991	—
Securities Lending Reinvestment Vehicle	1,328,478	—	—
Total	$2,361,049	$309,610,362	$—

Derivative Type
Assets(b)
Futures Contracts	$39,899	$—	$—
Liabilities(b)
Futures Contracts	$(111)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund(s) utilize(s) fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2014

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	Variation margin on certain derivative contracts	$426,143	(a)	Payable for written options, at value	$(10,192,500)
International Equity Dividend and Premium	Equity	—	—		Variation margin on certain derivative contracts, Payable for written options, at value	(4,744,952)	(a)
U.S. Tax-Managed Equity	Equity	Variation margin on certain derivative contracts	2,720	(a)	—	—
International Tax-Managed Equity	Equity	Variation margin on certain derivative contracts	39,899	(a)	Variation margin on certain derivative contracts	(111)	(a)
Total			$468,762			$(14,937,563)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(9,584,558)	$4,675,029	3,179
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	3,668,579	1,685,283	3,081
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	2,418,513	(715,331)	166
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(609,040)	(395,092)	140
Total			$(4,106,506)	$5,249,889	6,566

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2014.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.73%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2014, Goldman Sachs advised that it retained front end sales charges of $17,752, $2,319, $11,375 and $502 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively. Goldman Sachs retained $51 of contingent deferred sales charges for the U.S. Tax-Managed Equity Fund for the fiscal year ended December 31, 2014.

D.  Service Plan and Shareholder Administration Plan —The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are 0.014%, 0.124%, 0.044% and 0.094%, respectively. These Other Expense limitations will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$204,829	$26,146	$230,975
International Equity Dividend and Premium	—	2,564	2,564
U.S. Tax-Managed Equity	29,776	22,172	51,948
International Tax-Managed Equity	95,905	3,147	99,052

G.  Line of Credit Facility — As of December 31, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended December 31, 2014, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2014, Goldman Sachs earned $3,414, $19,989, $4,317 and $10,493 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2014, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	11%	—%
International Equity Dividend and Premium	17	—
U.S. Tax-Managed Equity	—	83
International Tax-Managed Equity	—	88

As of December 31, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 5% of the Class C Shares of the International Tax-Managed Equity Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2014, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$707,343,188	$788,512,998
International Equity Dividend and Premium	236,887,909	190,358,603
U.S. Tax-Managed Equity	587,800,364	360,335,016
International Tax-Managed Equity	410,163,124	288,012,049

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2014

7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Funds’ Statement of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended December 31, 2014, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the year ended December 31, 2014		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2014
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Tax-Managed Equity	$21,613	$8,484	$1,576,365
International Tax-Managed Equity	32,487	32,264	563,000

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended December 31, 2014:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
U.S. Tax-Managed Equity	19,546,094	142,782,008	(131,085,484)	31,242,618	$31,242,618
International Tax-Managed Equity	2,752,108	117,096,565	(118,520,195)	1,328,478	1,328,478

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax- Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$40,833,811	$17,688,813	$5,600,754	$8,980,047
Net long-term capital gains	42,768,588	10,743,353	—	—
Total taxable distributions	$83,602,399	$28,432,166	$5,600,754	$8,980,047

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax- Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$38,564,335	$14,804,054	$4,369,742	$4,859,962
Net long-term capital gains	42,437,885	8,812,869	5,953,311	—
Total taxable distributions	$81,002,220	$23,616,923	$10,323,053	$4,859,962
Tax return of capital	$—	$—	$—	$36,005

As of December 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax- Managed Equity	International Tax-Managed Equity
Undistributed ordinary income — net	$556,542	$229,671	$552,020	$169,583
Undistributed long-term capital gains	13,002,651	2,268	—	—
Total undistributed earnings	$13,559,193	$231,939	$552,020	$169,583
Capital loss carryforwards:(1)
Expiring 2016	—	—	—	(2,078,605)
Expiring 2017	—	—	—	(31,387,420)
Perpetual Long-term	—	—	—	(7,093,591)
Perpetual Short-term	—	—	(2,439,460)	(13,199,252)
Total capital loss carryforwards	$—	$—	$(2,439,460)	$(53,758,868)
Timing differences (Qualified Late Year Loss Deferral)	$(585,625)	$(7,842,268)	$(1,923,528)	$(7,888,593)
Unrealized gains (losses) — net	220,986,190	(34,429,456)	215,438,586	34,531,570
Total accumulated earnings (losses)	$233,959,758	$(42,039,785)	$211,627,618	$(26,946,308)

(1)	Expiration occurs on December 31 of the year indicated.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2014

8. TAX INFORMATION (continued)

As of December 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax- Managed Equity	International Tax-Managed Equity
Tax cost	$1,159,820,079	$455,562,572	$629,698,020	$277,404,996
Gross unrealized gain	250,079,434	17,558,747	216,986,774	38,159,816
Gross unrealized loss	(29,093,244)	(51,924,313)	(1,548,188)	(3,629,717)
Net unrealized security gain (loss)	$220,986,190	$(34,365,566)	$215,438,586	$34,530,099
Net unrealized gain (loss) on other investments	—	(63,890)	—	1,471
Net unrealized gain (loss)	$220,986,190	$(34,429,456)	$215,438,586	$34,531,570

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of underlying fund investments and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of foreign currency transactions, passive foreign investment company investments and underlying fund investments.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
U.S. Equity Dividend & Premium	$—	$489,965	$(489,965)
International Equity Dividend & Premium	—	1,298,089	(1,298,089)
U.S. Tax-Managed Equity	—	15,019	(15,019)
International Tax-Managed Equity	(28,096)	(210,121)	238,217

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2014

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,499,202	$63,519,324	6,108,125	$64,299,556
Reinvestment of distributions	769,358	9,018,643	838,129	9,095,796
Shares redeemed	(6,414,860)	(74,157,282)	(7,223,467)	(76,920,444)
	(146,300)	(1,619,315)	(277,213)	(3,525,092)
Class C Shares
Shares sold	1,076,705	12,403,228	1,988,985	21,061,355
Reinvestment of distributions	235,900	2,763,465	230,827	2,508,475
Shares redeemed	(946,503)	(10,920,740)	(989,419)	(10,588,198)
	366,102	4,245,953	1,230,393	12,981,632
Institutional Shares
Shares sold	20,351,628	234,305,338	25,541,741	269,051,914
Reinvestment of distributions	5,010,602	58,597,156	5,189,375	56,140,321
Shares redeemed	(22,900,836)	(262,887,282)	(28,673,088)	(305,279,302)
	2,461,394	30,015,212	2,058,028	19,912,933
Class IR Shares
Shares sold	842,571	9,676,516	1,456,248	15,625,964
Reinvestment of distributions	199,153	2,330,699	181,852	1,973,180
Shares redeemed	(794,394)	(9,277,445)	(546,796)	(5,848,193)
	247,330	2,729,770	1,091,304	11,750,951
NET INCREASE	2,928,526	$35,371,620	4,102,512	$41,120,424

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2014

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	484,222	$3,862,860	502,838	$3,817,269
Reinvestment of distributions	85,503	658,412	79,732	603,085
Shares redeemed	(380,346)	(3,043,097)	(1,337,206)	(10,029,720)
	189,379	1,478,175	(754,636)	(5,609,366)
Class C Shares
Shares sold	41,693	322,879	101,427	746,450
Reinvestment of distributions	19,873	148,182	15,751	117,176
Shares redeemed	(13,017)	(101,326)	(15,534)	(118,336)
	48,549	369,735	101,644	745,290
Institutional Shares
Shares sold	20,131,598	155,018,728	13,547,979	101,658,103
Reinvestment of distributions	3,555,501	26,953,098	2,978,509	22,335,640
Shares redeemed	(15,785,571)	(119,876,202)	(16,089,980)	(121,145,795)
	7,901,528	62,095,624	436,508	2,847,948
Class IR Shares
Shares sold	10,376	79,539	93,294	705,985
Reinvestment of distributions	9,001	68,858	13,951	103,909
Shares redeemed	(92,965)	(732,106)	(206,977)	(1,532,824)
	(73,588)	(583,709)	(99,732)	(722,930)
NET INCREASE (DECREASE)	8,065,868	$63,359,825	(316,216)	$(2,739,058)

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Tax-Managed Equity

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	916,816	$15,196,413	296,245	$3,996,452
Shares converted from Class B(a)	995	17,028	1,014	14,074
Reinvestment of distributions	8,808	153,885	34,088	506,199
Shares redeemed	(239,434)	(3,912,885)	(1,232,624)	(15,722,104)
	687,185	11,454,441	(901,277)	(11,205,379)
Class B Shares
Shares sold	3,947	60,731	2,944	39,471
Shares converted to Class A(a)	(1,034)	(17,028)	(1,050)	(14,074)
Reinvestment of distributions	—	—	394	5,663
Shares redeemed	(46,191)	(741,902)	(11,834)	(155,283)
	(43,278)	(698,199)	(9,546)	(124,223)
Class C Shares
Shares sold	295,905	4,712,103	37,546	492,793
Reinvestment of distributions	—	—	8,351	119,092
Shares redeemed	(69,448)	(1,074,073)	(79,111)	(1,025,785)
	226,457	3,638,030	(33,214)	(413,900)
Institutional Shares
Shares sold	15,287,233	254,137,597	12,632,061	171,267,776
Reinvestment of distributions	300,638	5,327,299	634,995	9,556,681
Shares redeemed	(5,538,471)	(92,542,624)	(8,136,260)	(105,756,540)
	10,049,400	166,922,272	5,130,796	75,067,917
Service Shares
Shares sold	3,662	57,000	32,608	487,835
Reinvestment of distributions	—	—	637	9,490
Shares redeemed	(26,892)	(414,268)	(10,196)	(155,262)
	(23,230)	(357,268)	23,049	342,063
Class IR Shares
Shares sold	187,863	3,067,209	16,579	225,920
Reinvestment of distributions	1,331	23,594	986	14,852
Shares redeemed	(7,100)	(122,464)	(4,986)	(65,302)
	182,094	2,968,339	12,579	175,470
NET INCREASE	11,078,628	$183,927,615	4,222,387	$63,841,948

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2014

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Tax-Managed Equity

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	17,315	$158,929	422,476	$3,288,063
Reinvestment of distributions	5,875	50,820	5,085	45,002
Shares redeemed	(137,419)	(1,266,577)	(2,076,152)	(16,632,248)
	(114,229)	(1,056,828)	(1,648,591)	(13,299,183)
Class C Shares
Shares sold	13,852	122,120	3,470	30,992
Reinvestment of distributions	355	3,009	79	691
Shares redeemed	(67)	(597)	(28)	(226)
	14,140	124,532	3,521	31,457
Institutional Shares
Shares sold	17,564,519	157,642,025	10,290,102	85,450,457
Reinvestment of distributions	1,041,888	8,918,554	551,704	4,838,439
Shares redeemed	(5,896,106)	(51,245,606)	(3,429,939)	(28,023,487)
	12,710,301	115,314,973	7,411,867	62,265,409
Class IR Shares
Shares sold	1,327	12,250	23,038	185,018
Reinvestment of distributions	639	5,515	514	4,542
Shares redeemed	(1,327)	(12,068)	—	—
	639	5,697	23,552	189,560
NET INCREASE	12,610,851	$114,388,374	5,790,349	$49,187,243

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Tax-Advantaged Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs U.S. Tax-Managed Equity Fund (formerly the Goldman Sachs Structured Tax-Managed Equity Fund) and Goldman Sachs International Tax-Managed Equity Fund (formerly the Goldman Sachs Structured International Tax-Managed Equity Fund) (collectively the “Funds”), portfolios of Goldman Sachs Trust, at December 31, 2014 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with the custodian, transfer agent, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Class IR Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Class A
Actual	$1,000	$1,044.30		$6.08	$1,000	$889.30		$6.38	$1,000	$1,049.60		$6.10	$1,000	$899.00		$6.61
Hypothetical 5% return	1,000	1,019.26	+	6.01	1,000	1,018.45	+	6.82	1,000	1,019.26	+	6.01	1,000	1,018.25	+	7.02
Class C
Actual	1,000	1,041.40		9.93	1,000	886.40		9.94	1,000	1,045.80		9.95	1,000	895.80		10.18
Hypothetical 5% return	1,000	1,015.48	+	9.80	1,000	1,014.67	+	10.61	1,000	1,015.48	+	9.80	1,000	1,014.47	+	10.82
Institutional
Actual	1,000	1,046.50		4.02	1,000	890.80		4.48	1,000	1,051.20		4.03	1,000	900.70		4.69
Hypothetical 5% return	1,000	1,021.27	+	3.97	1,000	1,020.47	+	4.79	1,000	1,021.27	+	3.97	1,000	1,020.27	+	4.99
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,049.10		6.61	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.75	+	6.51	N/A	N/A		N/A
Class IR
Actual	1,000	1,046.60		4.80	1,000	889.90		5.19	1,000	1,050.60		4.81	1,000	899.90		5.41
Hypothetical 5% return	1,000	1,020.52	+	4.74	1,000	1,019.71	+	5.55	1,000	1,020.52	+	4.74	1,000	1,019.51	+	5.75

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	1.18%	1.93%	0.78%	N/A	0.93%
International Equity Dividend and Premium	1.34	2.09	0.94	N/A	1.09
U.S. Tax-Managed Equity	1.18	1.93	0.78	1.28%	0.93
International Tax-Managed Equity	1.38	2.13	0.98	N/A	1.13

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of December 31, 2014, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Goldman Sachs Trust — Tax-Advantaged Equity Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2014, 91.35% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and U.S. Tax-Managed Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the 2014 tax year, the International Equity Dividend and Premium and International Tax-Managed Equity Funds have elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium and International Tax-Managed Equity Funds from sources within foreign countries and possessions of the United States was $0.2901 and $0.1953 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds during the year from foreign sources was 93.91% and 74.68%, respectively. The total amount of taxes paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds to such countries was $0.0259 and $0.0101 per share, respectively.

For the fiscal year ended December 31, 2014, 97.20%, 100%, 100% and 84.95% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Tax-Managed Equity and International Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds, designate $42,768,588 and $10,743,353, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2014. Of the amount designated by the U.S. Equity Dividend and Premium Fund, $42,730,342, is taxed at the qualified dividend tax rate while the balance (if any) is taxed at a maximum rate of 25%.

During the fiscal year ended December 31, 2014, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds designate $11,138,862 and $3,176,450 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of December 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 154841.MF.MED.TMPL/2/2015 TAXADVAR-15 / 14K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,563,029	$2,422,346	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$672,155	$894,195	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2014 and December 31, 2013 were $672,155 and $896,535 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2013 and 2012 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	March 9, 2015